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                           UPI Prototype - Basic Plan
                                  Document 04





                                                                         8/26/97
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                             BASIC PLAN DOCUMENT 04
                                TABLE OF CONTENTS

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SECTION ONE DEFINITIONS...................................................................................................1
    1.01 ADOPTION AGREEMENT...............................................................................................1
    1.02 BASIC PLAN DOCUMENT..............................................................................................1
    1.03 BENEFICIARY......................................................................................................1
    1.04 BREAK IN ELIGIBILITY SERVICE.....................................................................................1
    1.05 BREAK IN VESTING SERVICE.........................................................................................1
    1.06 CODE.............................................................................................................1
    1.07 COMPENSATION.....................................................................................................1
    1.08 CUSTODIAN........................................................................................................3
    1.09 DISABILITY.......................................................................................................3
    1.10 EARLY RETIREMENT AGE.............................................................................................3
    1.11 EARNED INCOME....................................................................................................3
    1.12 EFFECTIVE DATE...................................................................................................3
    1.13 ELIGIBILITY COMPUTATION PERIOD...................................................................................3
    1.14 EMPLOYEE.........................................................................................................3
    1.15 EMPLOYER.........................................................................................................3
    1.16 EMPLOYER CONTRIBUTION............................................................................................3
    1.17 EMPLOYMENT COMMENCEMENT DATE.....................................................................................3
    1.18 EMPLOYER PROFIT SHARING CONTRIBUTION.............................................................................3
    1.19 ENTRY DATES......................................................................................................4
    1.20 ERISA............................................................................................................4
    1.21 FORFEITURE.......................................................................................................4
    1.22 FUND.............................................................................................................4
    1.23 HIGHLY COMPENSATED EMPLOYEE......................................................................................4
    1.24 HOURS OF SERVICE - Means.........................................................................................4
    1.25 INDIVIDUAL ACCOUNT...............................................................................................5
    1.26 INVESTMENT FUND..................................................................................................5
    1.27 KEY EMPLOYEE.....................................................................................................5
    1.28 LEASED EMPLOYEE..................................................................................................5
    1.29 NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS.............................................................................5
    1.30 NORMAL RETIREMENT AGE............................................................................................6
    1.31 OWNER - EMPLOYEE.................................................................................................6
    1.32 PARTICIPANT......................................................................................................6
    1.33 PLAN.............................................................................................................6
    1.34 PLAN ADMINISTRATOR...............................................................................................6
    1.35 PLAN YEAR........................................................................................................6
    1.36 PRIOR PLAN.......................................................................................................6
    1.37 PROTOTYPE SPONSOR................................................................................................6
    1.38 QUALIFYING PARTICIPANT...........................................................................................6
    1.39 RELATED EMPLOYER.................................................................................................6
    1.40 RELATED EMPLOYER PARTICIPATION AGREEMENT.........................................................................6
    1.41 SELF-EMPLOYED INDIVIDUAL.........................................................................................6
    1.42 SEPARATE FUND....................................................................................................6
    1.43 TAXABLE WAGE BASE................................................................................................6
    1.44 TERMINATION OF EMPLOYMENT........................................................................................6

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    1.45 TOP-HEAVY PLAN...................................................................................................7
    1.46 TRUSTEE..........................................................................................................7
    1.47 VALUATION DATE...................................................................................................7
    1.48 VESTED...........................................................................................................7
    1.49 YEAR OF ELIGIBILITY SERVICE......................................................................................7
    1.50 YEAR OF VESTING SERVICE..........................................................................................7
SECTION TWO ELIGIBILITY AND PARTICIPATION.................................................................................7
    2.01 ELIGIBILITY TO PARTICIPATE.......................................................................................7
    2.02 PLAN ENTRY.......................................................................................................7
    2.03 TRANSFER TO OR FROM INELIGIBLE CLASS.............................................................................8
    2.04 RETURN AS A PARTICIPANT AFTER BREAK IN ELIGIBILITY SERVICE.......................................................8
    2.05 DETERMINATIONS UNDER THIS SECTION................................................................................8
    2.06 TERMS OF EMPLOYMENT..............................................................................................8
    2.07 SPECIAL RULES WHERE ELAPSED TIME METHOD IS BEING USED............................................................8
    2.08 ELECTION NOT TO PARTICIPATE......................................................................................9
SECTION THREE CONTRIBUTIONS...............................................................................................9
    3.01 EMPLOYER CONTRIBUTIONS...........................................................................................9
    3.02 NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS............................................................................12
    3.03 ROLLOVER CONTRIBUTIONS..........................................................................................12
    3.04 TRANSFER CONTRIBUTIONS..........................................................................................12
    3.05 LIMITATION ON ALLOCATIONS.......................................................................................12
SECTION FOUR INDIVIDUAL ACCOUNTS OF PARTICIPANTS AND VALUATION...........................................................16
    4.01 INDIVIDUAL ACCOUNTS.............................................................................................16
    4.02 VALUATION OF FUND...............................................................................................16
    4.03 VALUATION OF INDIVIDUAL ACCOUNTS................................................................................16
    4.04 MODIFICATION OF METHOD FOR VALUING INDIVIDUAL ACCOUNTS..........................................................18
    4.05 SEGREGATION OF ASSETS...........................................................................................18
    4.06 STATEMENT OF INDIVIDUAL ACCOUNTS................................................................................18
SECTION FIVE TRUSTEE OR CUSTODIAN........................................................................................18
    5.01 CREATION OF FUND................................................................................................18
    5.02 INVESTMENT AUTHORITY............................................................................................18
    5.03 FINANCIAL ORGANIZATION CUSTODIAN OR TRUSTEE WITHOUT FULL TRUST POWERS...........................................18
    5.04 FINANCIAL ORGANIZATION TRUSTEE WITH FULL TRUST POWERS AND INDIVIDUAL TRUSTEE....................................19
    5.05 DIVISION OF FUND INTO INVESTMENT FUNDS..........................................................................20
    5.06 COMPENSATION AND EXPENSES.......................................................................................20
    5.07 NOT OBLIGATED TO QUESTION DATA..................................................................................21
    5.08 LIABILITY FOR WITHHOLDING ON DISTRIBUTIONS......................................................................21
    5.09 RESIGNATION OR REMOVAL OF TRUSTEE (OR CUSTODIAN)................................................................21
    5.10 DEGREE OF CARE - LIMITATIONS OF LIABILITY.......................................................................21
    5.11 INDEMNIFICATION OF PROTOTYPE SPONSOR AND TRUSTEE (OR CUSTODIAN).................................................22
    5.12 INVESTMENT MANAGERS.............................................................................................22
    5.13 MATTERS RELATING TO INSURANCE...................................................................................22
    5.14 DIRECTION OF INVESTMENTS BY PARTICIPANT.........................................................................23
SECTION SIX VESTING AND DISTRIBUTION.....................................................................................23
    6.01 DISTRIBUTION TO PARTICIPANT.....................................................................................23
    6.02 FORM OF DISTRIBUTION TO A PARTICIPANT...........................................................................26
    6.03 DISTRIBUTIONS UPON THE DEATH OF A PARTICIPANT...................................................................27
    6.04 FORM OF DISTRIBUTION TO BENEFICIARY.............................................................................28
    6.05 JOINT AND SURVIVOR ANNUITY REQUIREMENTS.........................................................................28
    6.06 DISTRIBUTION REQUIREMENTS.......................................................................................31

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    6.07 ANNUITY CONTRACTS...............................................................................................35
    6.08 LOANS TO PARTICIPANTS...........................................................................................35
    6.09 DISTRIBUTION IN KIND............................................................................................36
    6.10 DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS.............................................................36
    6.11 PROCEDURE FOR MISSING PARTICIPANTS OR BENEFICIARIES.............................................................36
SECTION SEVEN CLAIMS PROCEDURE...........................................................................................36
    7.01 FILING A CLAIM FOR PLAN DISTRIBUTIONS...........................................................................36
    7.02 DENIAL OF CLAIM.................................................................................................37
    7.03 REMEDIES AVAILABLE..............................................................................................37
SECTION EIGHT PLAN ADMINISTRATOR.........................................................................................37
    8.01 EMPLOYER IS PLAN ADMINISTRATOR..................................................................................37
    8.02 POWERS AND DUTIES OF THE PLAN ADMINISTRATOR.....................................................................37
    8.03 EXPENSES AND COMPENSATION.......................................................................................38
    8.04 INFORMATION FROM EMPLOYER.......................................................................................38
SECTION NINE AMENDMENT AND TERMINATION...................................................................................38
    9.01 RIGHT OF PROTOTYPE SPONSOR TO AMEND THE PLAN....................................................................38
    9.02 RIGHT OF EMPLOYER TO AMEND THE PLAN.............................................................................39
    9.03 LIMITATION ON POWER TO AMEND....................................................................................39
    9.04 AMENDMENT OF VESTING SCHEDULE...................................................................................39
    9.05 PERMANENCY......................................................................................................39
    9.06 METHOD AND PROCEDURE FOR TERMINATION............................................................................39
    9.07 CONTINUANCE OF PLAN BY SUCCESSOR EMPLOYER.......................................................................39
    9.08 FAILURE OF PLAN QUALIFICATION...................................................................................40
SECTION TEN MISCELLANEOUS................................................................................................40
    10.01 STATE COMMUNITY PROPERTY LAWS..................................................................................40
    10.02 HEADINGS.......................................................................................................40
    10.03 GENDER AND NUMBER..............................................................................................40
    10.04 PLAN MERGER OR CONSOLIDATION...................................................................................40
    10.05 STANDARD OF FIDUCIARY CONDUCT..................................................................................40
    10.06 GENERAL UNDERTAKING OF ALL PARTIES.............................................................................40
    10.07 AGREEMENT BINDS HEIRS, ETC.....................................................................................40
    10.08 DETERMINATION OF TOP-HEAVY STATUS..............................................................................40
    10.09 SPECIAL LIMITATIONS FOR OWNER-EMPLOYEES........................................................................42
    10.10 INALIENABILITY OF BENEFITS.....................................................................................42
    10.11 CANNOT ELIMINATE PROTECTED BENEFITS............................................................................42
SECTION  ELEVEN 401(k) PROVISIONS........................................................................................43
    11.100 DEFINITIONS...................................................................................................43
    11.101 ACTUAL DEFERRAL PERCENTAGE (ADP)..............................................................................43
    11.102 AGGREGATE LIMIT...............................................................................................43
    11.103 AVERAGE CONTRIBUTION PERCENTAGE (ACP).........................................................................43
    11.104 CONTRIBUTING PARTICIPANT......................................................................................43
    11.105 CONTRIBUTION PERCENTAGE.......................................................................................43
    11.106 CONTRIBUTION PERCENTAGE AMOUNTS...............................................................................43
    11.107 ELECTIVE DEFERRALS............................................................................................43
    11.108 ELIGIBLE PARTICIPANT..........................................................................................44
    11.109 EXCESS AGGREGATE CONTRIBUTIONS................................................................................44
    11.110 EXCESS CONTRIBUTIONS..........................................................................................44
    11.111 EXCESS ELECTIVE DEFERRALS.....................................................................................44
    11.112 MATCHING CONTRIBUTION.........................................................................................44
    11.113 QUALIFIED NONELECTIVE CONTRIBUTIONS...........................................................................44

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    11.114 QUALIFIED MATCHING CONTRIBUTIONS..............................................................................44
    11.115 QUALIFYING CONTRIBUTING PARTICIPANT...........................................................................45
    11.200 CONTRIBUTING PARTICIPANT......................................................................................45
    11.201 REQUIREMENTS TO ENROLL AS A CONTRIBUTING PARTICIPANT..........................................................45
    11.202 CHANGING ELECTIVE DEFERRAL AMOUNTS............................................................................45
    11.203 CEASING ELECTIVE DEFERRALS....................................................................................45
    11.204 RETURN AS A CONTRIBUTING PARTICIPANT AFTER CEASING ELECTIVE DEFERRALS.........................................45
    11.205 CERTAIN ONE-TIME IRREVOCABLE ELECTIONS........................................................................45
    11.300 CONTRIBUTIONS.................................................................................................45
    11.301 CONTRIBUTIONS BY EMPLOYER.....................................................................................45
    11.302 MATCHING CONTRIBUTIONS........................................................................................46
    11.303 QUALIFIED NONELECTIVE CONTRIBUTIONS...........................................................................46
    11.304 QUALIFIED MATCHING CONTRIBUTIONS..............................................................................46
    11.305 NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS..........................................................................46
    11.400 NONDISCRIMINATION TESTING.....................................................................................46
    11.401 ACTUAL DEFERRAL PERCENTAGE TEST (ADP).........................................................................46
    11.402 LIMITS ON NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS.....................................47
    11.500 DISTRIBUTION PROVISIONS.......................................................................................48
    11.501 GENERAL RULE..................................................................................................48
    11.502 DISTRIBUTION REQUIREMENTS.....................................................................................48
    11.503 HARDSHIP DISTRIBUTION.........................................................................................49
    11.504 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS.....................................................................49
    11.505 DISTRIBUTION OF EXCESS CONTRIBUTIONS..........................................................................50
    11.506 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS................................................................50
    11.507 RECHARACTERIZATION............................................................................................51
    11.508 DISTRIBUTION OF ELECTIVE DEFERRALS IF EXCESS ANNUAL ADDITIONS.................................................51
    11.600 VESTING.......................................................................................................51
    11.601 100% VESTING ON CERTAIN CONTRIBUTIONS.........................................................................51
    11.602 FORFEITURES AND VESTING OF MATCHING CONTRIBUTIONS.............................................................51

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QUALIFIED RETIREMENT PLAN AND TRUST
Defined Contribution Basic Plan Document
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SECTION ONE       DEFINITIONS

                  The following words and phrases when used in the Plan with initial capital letters shall, for the purpose of this Plan, have the meanings set forth below unless the context indicates that other meanings are intended:

        1.01      ADOPTION AGREEMENT

                  Means the document executed by the Employer through which it adopts the Plan and Trust and thereby agrees to be bound by all terms and conditions of the Plan and Trust.

        1.02      BASIC PLAN DOCUMENT
                  Means this prototype Plan and Trust document.

        1.03      BENEFICIARY
                  Means the individual or individuals designated pursuant to
                  Section 6.03(A) of the Plan.

        1.04      BREAK IN ELIGIBILITY SERVICE
                  Means a 12 consecutive month period which coincides with an Eligibility Computation Period during which an Employee fails to complete more than 500 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose).

        1.05      BREAK IN VESTING SERVICE
                  Means a Plan Year (or other vesting computation period described in Section 1.50) during which an Employee fails to complete more than 500 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose).

        1.06      CODE
                  Means the Internal Revenue Code of 1986 as amended from time-to-time.

        1.07      COMPENSATION

                  A.    Basic Definition

                        For Plan Years beginning on or after January 1, 1989, the following definition of Compensation shall apply:

                        As elected by the Employer in the Adoption Agreement (and if no election is made, W-2 wages will be deemed to have been selected), Compensation shall mean one of the following:

                        1. W-2 wages. Compensation is defined as information
                           required to be reported under Sections 6041 and 6051, and 6052 of the Code (Wages, tips and other compensation as reported on Form W-2). Compensation is defined as wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3), and 6052 of the Code. Compensation must be determined without regard to any rules under
                           Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                        2. Section 3401(a) wages. Compensation is defined as
                           wages within the meaning of Section 3401(a) of the Code, for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

                        3. 415 safe-harbor compensation. Compensation is
                           defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

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                        a. Employer contributions to a plan of deferred
                           compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                        b. Amounts realized from the exercise of a
                           nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                        c. Amounts realized from the sale, exchange or other
                           disposition of stock acquired under a qualified stock option; and

                        d. Other amounts which received special tax benefits,
                           or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

                  For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income.

            B.    Determination Period And Other Rules
                  Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this Plan, the determination period shall be the Plan Year unless the Employer has selected another period in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan Year.

                  Unless otherwise indicated in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the
                  Code.

                  Where this Plan is being adopted as an amendment and restatement to bring a Prior Plan into compliance with the Tax Reform Act of 1986, such Prior Plan's definition of Compensation shall apply for Plan Years beginning before January 1, 1989.

            C.    Limits On Compensation
                  For years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

                  For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

                  If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

                  In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level, if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

                  If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

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        1.08      CUSTODIAN

                  Means an entity specified in the Adoption Agreement as Custodian or any duly appointed successor as provided in
                  Section 5.09.

        1.09      DISABILITY
                  Unless the Employer has elected a different definition in the Adoption Agreement, Disability means the inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

        1.10      EARLY RETIREMENT AGE
                  Means the age specified in the Adoption Agreement. The Plan will not have an Early Retirement Age if none is specified in the Adoption Agreement.

        1.11      EARNED INCOME
                  Means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

                  Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

        1.12      EFFECTIVE DATE
                  Means the date the Plan becomes effective as indicated in the Adoption Agreement. However, as indicated in the Adoption Agreement, certain provisions may have specific effective dates. Further, where a separate date is stated in the Plan as of which a particular Plan provision becomes effective, such date will control with respect to that provision.

        1.13      ELIGIBILITY COMPUTATION PERIOD
                  An Employee's initial Eligibility Computation Period shall be the 12 consecutive month period commencing on the Employee's Employment Commencement Date. The Employee's subsequent Eligibility Computation Periods shall be the 12 consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date; provided, however, if pursuant to the Adoption Agreement, an Employee is required to complete one or less Years of Eligibility Service to become a Participant, then his or her subsequent Eligibility Computation Periods shall be the Plan Years commencing with the Plan Year beginning during his or her initial Eligibility Computation Period. An Employee does not complete a Year of Eligibility Service before the end of the 12 consecutive month period regardless of when during such period the Employee completes the required number of Hours of Service.

        1.14      EMPLOYEE
                  Means any person employed by an Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under Sections 414(b), (c), (m) or (o) of the Code.

                  The term Employee shall also include any Leased Employee deemed to be an Employee of any Employer described in the previous paragraph as provided in Section 414(n) or (o) of the Code.

        1.15      EMPLOYER
                  Means any corporation, partnership, sole-proprietorship or other entity named in the Adoption Agreement and any successor who by merger, consolidation, purchase or otherwise assumes the obligations of the Plan. A partnership is considered to be the Employer of each of the partners and a sole-proprietorship is considered to be the Employer of a sole proprietor. Where this Plan is being maintained by a union or other entity that represents its member Employees in the negotiation of collective bargaining agreements, the term Employer shall mean such union or other entity.

        1.16      EMPLOYER CONTRIBUTION
                  Means the amount contributed by the Employer each year as determined under this Plan.

        1.17      EMPLOYMENT COMMENCEMENT DATE
                  An Employee's Employment Commencement date means the date the Employee first performs an Hour of Service for the Employer.

        1.18      EMPLOYER PROFIT SHARING CONTRIBUTION
                  Means an Employer Contribution made pursuant to the Section of the Adoption Agreement titled "Employer Profit Sharing Contributions." The Employer may make Employer Profit Sharing Contributions without regard to current or accumulated earnings or profits.

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        1.19      ENTRY DATES
                  Means the first day of the Plan Year and the first day of the seventh month of the Plan Year, unless the Employer has specified different dates in the Adoption Agreement.

        1.20      ERISA
                  Means the Employee Retirement Income Security Act of 1974 as amended from time-to-time.

        1.21      FORFEITURE
                  Means that portion of a Participant's Individual Account derived from Employer Contributions which he or she is not entitled to receive (i.e., the nonvested portion).

        1.22      FUND
                  Means the Plan assets held by the Trustee for the Participants' exclusive benefit.

        1.23      HIGHLY COMPENSATED EMPLOYEE
                  The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

                  A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (a) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (b) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (a) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (b) Employees who are 5% owners at any time during the look-back year or determination year.

                  If no officer has satisfied the Compensation requirement of
                  (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                  For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12 month period immediately preceding the determination year.

                  A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                  If an Employee is, during a determination year or look-back year, a family member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5% owner or top 10 Highly Compensated Employee shall be aggregated. In such case, the family member and 5% owner or top 10 Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5% owner or top 10 Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                  The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

        1.24      HOURS OF SERVICE - Means

                  A.  Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

                  B.  Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation,
                      holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501
                      Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated
                      herein by this reference; and

                  C.  Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under
                      paragraph (A) or paragraph (B), as the case may be, and under this paragraph (C). These hours will be credited to the
                      Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

                  D.  Solely for purposes of determining whether a Break in
                      Eligibility Service or a Break in Vesting Service has occurred in a computation period (the computation period for purposes of determining whether a Break in Vesting Service has occurred is the Plan Year or other vesting computation period described in Section 1.50), an individual who is absent from work for maternity or paternity reasons shall receive credit for the
                      Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1)
                      by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for
                      purposes of caring for such child for a period beginning
                      immediately following such birth or placement. The Hours of
                      Service credited under this paragraph shall be credited (1) in the Eligibility Computation Period or Plan Year or other
                      vesting computation period described in Section 1.50 in which the absence begins if the crediting is necessary to prevent a
                      Break in Eligibility Service or a Break in Vesting Service in
                      the applicable period, or (2) in all other cases, in the
                      following Eligibility Computation Period or Plan Year or other vesting computation period described in Section 1.50.

                  E. Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under
                      Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder.

                      Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Sections 414(n) or 414(o) and the regulations thereunder.

                  F. Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer.

                  G. The above method for determining Hours of Service may be altered as specified in the Adoption Agreement.

        1.25      INDIVIDUAL ACCOUNT
                  Means the account established and maintained under this Plan for each Participant in accordance with Section 4.01.

        1.26      INVESTMENT FUND
                  Means a subdivision of the Fund established pursuant to
                  Section 5.05.

        1.27      KEY EMPLOYEE
                  Means any person who is determined to be a Key Employee under
                  Section 10.08.

        1.28      LEASED EMPLOYEE
                  Means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

                  A Leased Employee shall not be considered an Employee of the recipient if: (1) such employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125,
                  Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (b) immediate participation, and (c) full and immediate vesting; and (2) Leased Employees do not constitute more than 20% of the recipient's nonhighly compensated work force.

        1.29      NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                  Means any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

        1.30      NORMAL RETIREMENT AGE
                  Means the age specified in the Adoption Agreement. However, if the Employer enforces a mandatory retirement age which is less than the Normal Retirement Age, such mandatory age is deemed to be the Normal Retirement Age. If no age is specified in the Adoption Agreement, the Normal Retirement Age shall be age 65.

        1.31      OWNER - EMPLOYEE
                  Means an individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital or profits interest of the partnership.

        1.32      PARTICIPANT
                  Means any Employee or former Employee of the Employer who has met the Plan's eligibility requirements, has entered the Plan and who is or may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any such benefit.

        1.33      PLAN
                  Means the prototype defined contribution plan adopted by the Employer. The Plan consists of this Basic Plan Document plus the corresponding Adoption Agreement as completed and signed by the Employer.

        1.34      PLAN ADMINISTRATOR
                  Means the person or persons determined to be the Plan Administrator in accordance with Section 8.01.

        1.35      PLAN YEAR
                  Means the 12 consecutive month period which coincides with the Employer's fiscal year or such other 12 consecutive month period as is designated in the Adoption Agreement.

        1.36      PRIOR PLAN
                  Means a plan which was amended or replaced by adoption of this Plan document as indicated in the Adoption Agreement.

        1.37      PROTOTYPE SPONSOR
                  Means the entity specified in the Adoption Agreement that makes this prototype plan available to employers for adoption.

        1.38      QUALIFYING PARTICIPANT
                  Means a Participant who has satisfied the requirements described in Section 3.01(B)(2) to be entitled to share in any Employer Contribution (and Forfeitures, if applicable) for a Plan Year.

        1.39      RELATED EMPLOYER
                  Means an employer that may be required to be aggregated with the Employer adopting this Plan for certain qualification requirements under Sections 414(b), (c), (m) or (o) of the Code (or any other employer that has ownership in common with the Employer). A Related Employer may participate in this Plan if so indicated in the Section of the Adoption Agreement titled "Employer Information" or if such Related Employer executes a Related Employer Participation Agreement.

        1.40      RELATED EMPLOYER PARTICIPATION AGREEMENT
                  Means the agreement under this prototype Plan that a Related Employer may execute to participate in this Plan.

        1.41      SELF-EMPLOYED INDIVIDUAL
                  Means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

        1.42      SEPARATE FUND
                  Means a subdivision of the Fund held in the name of a particular Participant representing certain assets held for that Participant. The assets which comprise a Participant's Separate Fund are those assets earmarked for him or her and those assets subject to the Participant's individual direction pursuant to Section 5.14.

        1.43      TAXABLE WAGE BASE
                  Means, with respect to any taxable year, the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

        1.44      TERMINATION OF EMPLOYMENT
                  A Termination of Employment of an Employee of an Employer shall occur whenever his or her status as an Employee of such Employer ceases for any reason other than death. An Employee who does not return to work for the Employer on or before the expiration of an authorized leave of absence from such Employer shall be deemed to have incurred a Termination of Employment when such leave ends.

        1.45      TOP-HEAVY PLAN
                  This Plan is a Top-Heavy Plan for any Plan Year if it is determined to be such pursuant to Section 10.08.

        1.46      TRUSTEE
                  Means an individual, individuals or corporation specified in the Adoption Agreement as Trustee or any duly appointed successor as provided in Section 5.09. Trustee shall mean Custodian in the event the financial organization named as Trustee does not have full trust powers.

        1.47      VALUATION DATE
                  Means the date or dates as specified in the Adoption Agreement. If no date is specified in the Adoption Agreement, the Valuation Date shall be the last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner when the assets of the Fund are valued at their then fair market value.

        1.48      VESTED
                  Means nonforfeitable, that is, a claim which is unconditional and legally enforceable against the Plan obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit under the Plan which arises from a Participant's Years of Vesting Service.

        1.49      YEAR OF ELIGIBILITY SERVICE
                  Means a 12 consecutive month period which coincides with an Eligibility Computation Period during which an Employee completes at least 1,000 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose). An Employee does not complete a Year of Eligibility Service before the end of the 12 consecutive month period regardless of when during such period the Employee completes the required number of Hours of Service.

        1.50      YEAR OF VESTING SERVICE
                  Means a Plan Year during which an Employee completes at least 1,000 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose). Notwithstanding the preceding sentence, where the Employer so indicates in the Adoption Agreement, vesting shall be computed by reference to the 12 consecutive month period beginning with the Employee's Employment Commencement Date and each successive 12 month period commencing on the anniversaries thereof.

                  In the case of a Participant who has 5 or more consecutive Breaks in Vesting Service, all Years of Vesting Service after such Breaks in Vesting Service will be disregarded for the purpose of determining the Vested portion of his or her Individual Account derived from Employer Contributions that accrued before such breaks. Such Participant's prebreak service will count in vesting the postbreak Individual Account derived from Employer Contributions only if either:

                  (A) such Participant had any Vested right to any portion of his or her Individual Account derived from Employer Contributions at the time of his or her Termination of Employment; or

                  (B) upon returning to service, the number of consecutive
                      Breaks in Vesting Service is less than his or her number of Years of Vesting Service before such breaks.

                  Separate subaccounts will be maintained for the Participant's prebreak and postbreak portions of his or her Individual Account derived from Employer Contributions. Both subaccounts will share in the gains and losses of the Fund.

                  Years of Vesting Service shall not include any period of time excluded from Years of Vesting Service in the Adoption Agreement.

                  In the event the Plan Year is changed to a new 12-month period, Employees shall receive credit for Years of Vesting Service, in accordance with the preceding provisions of this definition, for each of the Plan Years (the old and new Plan Years) which overlap as a result of such change.


SECTION TWO       ELIGIBILITY AND PARTICIPATION

        2.01      ELIGIBILITY TO PARTICIPATE
                  Each Employee of the Employer, except those Employees who belong to a class of Employees which is excluded from participation as indicated in the Adoption Agreement, shall be eligible to participate in this Plan upon the satisfaction of the age and Years of Eligibility Service requirements specified in the Adoption Agreement.

        2.02      PLAN ENTRY

                  A. If this Plan is a replacement of a Prior Plan by amendment or restatement, each Employee of the Employer who was a
                     Participant in said Prior Plan before the Effective Date shall continue to be a Participant in this Plan.

                  B. An Employee will become a Participant in the Plan as of the
                     Effective Date if the Employee has met the eligibility
                     requirements of Section 2.01 as of such date. After the
                     Effective Date, each Employee shall become a Participant on the first Entry Date following the date the Employee satisfies the eligibility requirements of Section 2.01 unless otherwise indicated in the Adoption Agreement.

                  C. The Plan Administrator shall notify each Employee who
                     becomes eligible to be a Participant under this Plan and shall furnish the Employee with the application form, enrollment forms or other documents which are required of Participants.
                     The eligible Employee shall execute such forms or documents and make available such information as may be required in the administration of the Plan.

        2.03      TRANSFER TO OR FROM INELIGIBLE CLASS

                  If an Employee who had been a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, but has not incurred a Break in Eligibility Service, such Employee shall participate immediately upon his or her return to an eligible class of Employees. If such Employee incurs a Break in Eligibility Service, his or her eligibility to participate shall be determined by Section 2.04.

                  An Employee who is not a member of the eligible class of Employees will become a Participant immediately upon becoming a member of the eligible class provided such Employee has satisfied the age and Years of Eligibility Service requirements. If such Employee has not satisfied the age and Years of Eligibility Service requirements as of the date he or she becomes a member of the eligible class, such Employee shall become a Participant on the first Entry Date following the date he or she satisfies those requirements unless otherwise indicated in the Adoption Agreement.

        2.04      RETURN AS A PARTICIPANT AFTER BREAK IN ELIGIBILITY SERVICE

                  A. Employee Not Participant Before Break - If an Employee
                     incurs a Break in Eligibility Service before satisfying the Plan's eligibility requirements, such Employee's Years of Eligibility Service before such Break in Eligibility Service will not be taken into account.

                  B. Nonvested Participants - In the case of a Participant who does not have a Vested interest in his or her Individual Account derived from Employer Contributions, Years of Eligibility Service before a period of consecutive Breaks in Eligibility Service will not be taken into account for eligibility purposes if the number of consecutive Breaks in Eligibility Service in such period equals or exceeds the greater of 5 or the aggregate number of Years of Eligibility Service before such break. Such aggregate number of Years of Eligibility Service will not include any Years of Eligibility Service disregarded under the preceding sentence by reason of prior breaks.

                     If a Participant's Years of Eligibility Service are disregarded pursuant to the preceding paragraph, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Eligibility Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

                  C. Vested Participants - A Participant who has sustained a
                     Break in Eligibility Service and who had a Vested interest in all or a portion of his or her Individual Account derived from
                     Employer Contributions shall continue to participate in the
                     Plan, or, if terminated, shall participate immediately upon reemployment.

        2.05      DETERMINATIONS UNDER THIS SECTION
                  The Plan Administrator shall determine the eligibility of each Employee to be a Participant. This determination shall be conclusive and binding upon all persons except as otherwise provided herein or by law.

        2.06      TERMS OF EMPLOYMENT
                  Neither the fact of the establishment of the Plan nor the fact that a common law Employee has become a Participant shall give to that common law Employee any right to continued employment; nor shall either fact limit the right of the Employer to discharge or to deal otherwise with a common law Employee without regard to the effect such treatment may have upon the Employee's rights under the Plan.

        2.07      SPECIAL RULES WHERE ELAPSED TIME METHOD IS BEING USED
                  This Section 2.07 shall apply where the Employer has indicated in the Adoption Agreement that the elapsed time method will be used. When this Section applies, the definitions of year of service, break in service and hour of service in this Section will replace the definitions of Year of Eligibility Service, Year of Vesting Service, Break in Eligibility Service, Break in Vesting Service and Hours of Service found in the Definitions Section of the Plan (Section One).

                  For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the Vested interest in the Participant's Individual Account balance derived from Employer Contributions, (except for periods of service which may be disregarded on account of the "rule of parity" described in Sections 1.50 and 2.04) an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a break in service begins. The first day of employment or reemployment is the first day the Employee performs an hour of service. An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

                  For purposes of this Section, hour of service will mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. Break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

                  In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  Each Employee will share in Employer Contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

                  If the Employer is a member of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), a group of trades or businesses under common control (under Section 414(c) of the Code), or any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under
                  Section 414(n) or Section 414(o) to be considered an Employee of any Employer aggregated under Section 414(b), (c), or (m) of the Code.

        2.08      ELECTION NOT TO PARTICIPATE
                  This Section 2.08 will apply if this Plan is a nonstandardized plan and the Adoption Agreement so provides. If this Section applies, then an Employee or a Participant may elect not to participate in the Plan for one or more Plan Years. The Employer may not contribute for an Employee or Participant for any Plan Year during which such Employee's or Participant's election not to participate is in effect. Any election not to participate must be in writing and filed with the Plan Administrator.

                  The Plan Administrator shall establish such uniform and nondiscriminatory rules as it deems necessary or advisable to carry out the terms of this Section, including, but not limited to, rules prescribing the timing of the filing of elections not to participate and the procedures for electing to re-participate in the Plan.

                  An Employee or Participant continues to earn credit for vesting and eligibility purposes for each Year of Vesting Service or Year of Eligibility Service he or she completes and his or her Individual Account (if any) will share in the gains or losses of the Fund during the periods he or she elects not to participate.


SECTION THREE     CONTRIBUTIONS

        3.01      EMPLOYER CONTRIBUTIONS

                  A. Obligation to Contribute - The Employer shall make
                     contributions to the Plan in accordance with the contribution formula specified in the Adoption Agreement. If this Plan is a profit sharing plan, the Employer shall, in its sole
                     discretion, make contributions without regard to current or accumulated earnings or profits.

                  B. Allocation Formula and the Right to Share in the Employer
                     Contribution -

                     1. General - The Employer Contribution for any Plan Year will be allocated or contributed to the Individual Accounts of
                        Qualifying Participants in accordance with the allocation or contribution formula specified in the Adoption Agreement. The
                        Employer Contribution for any Plan Year will be allocated to each Participant's Individual Account as of the last day of that Plan Year.

                        Any Employer Contribution for a Plan Year must satisfy Section
                        401(a)(4) and the regulations thereunder for such Plan Year.

                     2. Qualifying Participants - A Participant is a Qualifying
                        Participant and is entitled to share in the Employer
                        Contribution for any Plan Year if the Participant was a
                        Participant on at least one day during the Plan Year and
                        satisfies any additional conditions specified in the Adoption
                        Agreement. If this Plan is a standardized plan, unless the
                        Employer specifies more favorable conditions in the Adoption
                        Agreement, a Participant will not be a qualifying Participant for a Plan Year if he or she incurs a Termination of
                        Employment during such Plan Year with not more than 500 Hours of Service if he or she is not an Employee on the last day of the Plan Year. The determination of whether a Participant is entitled to share in the Employer Contribution shall be made as of the last day of each Plan Year.

                     3. Special Rules for Integrated Plans - This Plan may not
                        allocate contributions based on an integrated formula if the
                        Employer maintains any other plan that provides for allocation of contributions based on an integrated formula that benefits any of the same Participants. If the Employer has selected the integrated contribution or allocation formula in the Adoption
                        Agreement, then the maximum disparity rate shall be determined in accordance with the following table.

                                                          MAXIMUM DISPARITY RATE


                                                                           Top-Heavy             Nonstandardized and
                  Integration Level              Money Purchase          Profit Sharing      Non-Top-Heavy Profit Sharing
                  -------------------------------------------------------------------------------------------------------

                  Taxable Wage Base (TWB)             5.7%                    2.7%                      5.7%

                  More than $0 but not more
                  than 20% of TWB                     5.7%                    2.7%                      5.7%

                  More than 20% of TWB but
                  not more than 80% of TWB            4.3%                    1.3%                      4.3%

                  More than 80% of TWB but
                  not more than TWB                   5.4%                    2.4%                      5.4%

                  C. Allocation of Forfeitures - Forfeitures for a Plan Year
                     which arise as a result of the application of Section 6.01(D) shall be allocated as follows:

                     1. Profit Sharing Plan - If this is a profit sharing plan, unless the Adoption Agreement indicates otherwise, Forfeitures shall be allocated in the manner provided in Section 3.01(B)
                        (for Employer Contributions) to the Individual Accounts of
                        Qualifying Participants who are entitled to share in the
                        Employer Contribution for such Plan Year. Forfeitures shall be allocated as of the last day of the Plan Year during which the
                        Forfeiture arose (or any subsequent Plan Year if indicated in the Adoption Agreement).

                     2. Money Purchase Pension and Target Benefit Plan - If this
                        Plan is a money purchase plan or a target benefit plan, unless the Adoption Agreement indicates otherwise, Forfeitures shall be applied towards the reduction of Employer Contributions to the Plan. Forfeitures shall be allocated as of the last day of the Plan Year during which the Forfeiture arose (or any
                        subsequent Plan Year if indicated in the Adoption Agreement).

                  D. Timing of Employer Contribution - The Employer Contribution
                     for each Plan Year shall be delivered to the Trustee (or
                     Custodian, if applicable) not later than the due date for
                     filing the Employer's income tax return for its fiscal year in which the Plan Year ends, including extensions thereof.

                  E. Minimum Allocation for Top-Heavy Plans - The contribution and allocation provisions of this Section 3.01(E) shall apply for any Plan Year with respect to which this Plan is a Top-Heavy Plan.

                     1. Except as otherwise provided in (3) and (4) below, the
                        Employer Contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant's Compensation or
                        (in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code)
                        the largest percentage of Employer Contributions and
                        Forfeitures, as a percentage of the first $200,000 ($150,000 for Plan Years beginning after December 31, 1993), (increased by any cost of living adjustment made by the Secretary of
                        Treasury or the Secretary's delegate) of the Key Employee's
                        Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. The Employer may, in the
                        Adoption Agreement, limit the Participants who are entitled to receive the minimum allocation. This minimum allocation shall be made even though under other Plan provisions, the
                        Participant would not otherwise be entitled to receive an
                        allocation, or would have received a lesser allocation for the year because of (a) the Participant's failure to complete
                        1,000 Hours of Service (or any equivalent provided in the
                        Plan), or (b) the Participant's failure to make mandatory
                        Nondeductible Employee Contributions to the Plan, or (c)
                        Compensation less than a stated amount.

                     2. For purposes of computing the minimum allocation,
                        Compensation shall mean Compensation as defined in Section
                        1.07 of the Plan and shall exclude any amounts contributed by the Employer pursuant to a salary reduction agreement and
                        which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the
                        Code even if the Employer has elected to include such
                        contributions in the definition of Compensation used for other purposes under the Plan.

                     3. The provision in (1) above shall not apply to any
                        Participant who was not employed by the Employer on the last day of the Plan Year.

                     4. The provision in (1) above shall not apply to any
                        Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has
                        provided in the adoption agreement that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

                     5. The minimum allocation required under this Section 3.01(E)
                        and Section 3.01(F)(1) (to the extent required to be
                        nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

                  F. Special Requirements for Paired Plans - The Employer
                     maintains paired plans if the Employer has adopted both a standardized profit sharing plan and a standardized money purchase pension plan using this Basic Plan Document.

                     1. Minimum Allocation - When the paired plans are top-heavy, the top-heavy requirements set forth in Section 3.01(E)(1) of the Plan shall apply.

                        a. Same eligibility requirements. In satisfying the top-heavy minimum allocation requirements set forth in Section 3.01(E)
                           of the Plan, if the Employees benefiting under each of the paired plans are identical, the top-heavy minimum allocation shall be made to the money purchase pension plan.

                        b. Different eligibility requirements. In satisfying the
                           top-heavy minimum allocation requirements set forth in Section
                           3.01(E) of the Plan, if the Employees benefiting under each of the paired plans are not identical, the top-heavy minimum
                           allocation will be made to both of the paired plans.

                        A Participant is treated as benefiting under the Plan for any
                        Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Section 1.410(b)-3(a).

                     2. Only One Plan Can Be Integrated - If the Employer maintains paired plans, only one of the Plans may provide for the
                        disparity in contributions which is permitted under Section
                        401(l) of the Code. In the event that both Adoption Agreements provide for such integration, only the money purchase pension plan shall be deemed to be integrated.

                  G. Return of the Employer Contribution to the Employer Under
                     Special Circumstances - Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

                     In the event that the Commissioner of Internal Revenue
                     determines that the Plan is not initially qualified under the
                     Code, any contributions made incident to that initial
                     qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                     In the event that a contribution made by the Employer under this Plan is conditioned on deductibility and is not deductible under Code Section 404, the contribution, to the extent of the amount disallowed, must be returned to the Employer within one year after the deduction is disallowed.

                  H. Omission of Participant

                     1. If the Plan is a money purchase plan or a target benefit plan and, if in any Plan Year, any Employee who should be
                        included as a Participant is erroneously omitted and discovery of such omission is not made until after a contribution by the
                        Employer for the year has been made and allocated, the
                        Employer shall make a subsequent contribution to include
                        earnings thereon, with respect to the omitted Employee in the amount which the Employer would have contributed with respect to that Employee had he or she not been omitted.

                     2. If the Plan is a profit sharing plan, and if in any Plan
                        Year, any Employee who should be included as a Participant is erroneously omitted and discovery of such omission is not made until after the Employer Contribution has been made and
                        allocated, then the Plan Administrator must re-do the
                        allocation (if a correction can be made) and inform the
                        Employee. Alternatively, the Employer may choose to contribute for the omitted Employee the amount to include earnings
                        thereon, which the Employer would have contributed for the
                        Employee.

        3.02      NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                  This Plan will not accept Nondeductible Employee Contributions and matching contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Nondeductible Employee Contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Section 401(m) of the Code, will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code. A separate account will be maintained by the Plan Administrator for the Nondeductible Employee Contributions of each Participant.

                  A Participant may, upon a written request submitted to the Plan Administrator withdraw the lesser of the portion of his or her Individual Account attributable to his or her Nondeductible Employee Contributions or the amount he or she contributed as Nondeductible Employee Contributions.

                  Nondeductible Employee Contributions and earnings thereon will be nonforfeitable at all times. No Forfeiture will occur solely as a result of an Employee's withdrawal of Nondeductible Employee Contributions.

                  The Plan Administrator will not accept deductible employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Fund in the same manner as described in Section 4.03 of the Plan. No part of the deductible employee contribution account will be used to purchase life insurance. Subject to Section 6.05, joint and survivor annuity requirements (if applicable), the Participant may withdraw any part of the deductible employee contribution account by making a written application to the Plan Administrator.

        3.03      ROLLOVER CONTRIBUTIONS
                  If so indicated in the Adoption Agreement, an Employee may contribute a rollover contribution to the Plan. The Plan Administrator may require the Employee to submit a written certification that the contribution qualifies as a rollover contribution under the applicable provisions of the Code. If it is later determined that all or part of a rollover contribution was ineligible to be rolled into the Plan, the Plan Administrator shall direct that any ineligible amounts, plus earnings attributable thereto, be distributed from the Plan to the Employee as soon as administratively feasible.

                  A separate account shall be maintained by the Plan Administrator for each Employee's rollover contributions which will be nonforfeitable at all times. Such account will share in the income and gains and losses of the Fund in the manner described in Section 4.03 and shall be subject to the Plan's provisions governing distributions.

                  The Employer may, in a uniform and nondiscriminatory manner, only allow Employees who have become Participants in the Plan to make rollover contributions.

        3.04      TRANSFER CONTRIBUTIONS
                  If so indicated in the Adoption Agreement, the Trustee (or Custodian, if applicable) may receive any amounts transferred to it from the trustee or custodian of another plan qualified under Code Section 401(a). If it is later determined that all or part of a transfer contribution was ineligible to be transferred into the Plan, the Plan Administrator shall direct that any ineligible amounts, plus earnings attributable thereto, be distributed from the Plan to the Employee as soon as administratively feasible.

                  A separate account shall be maintained by the Plan Administrator for each Employee's transfer contributions which will be nonforfeitable at all times. Such account will share in the income and gains and losses of the Fund in the manner described in Section 4.03 and shall be subject to the Plan's provisions governing distributions. Notwithstanding any provisions of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, Disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Section 414(l) of the Internal Revenue Code, to this Plan from a money purchase pension plan qualified under Section 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

                  The Employer may, in a uniform and nondiscriminatory manner, only allow Employees who have become Participants in the Plan to make transfer contributions.

        3.05      LIMITATION ON ALLOCATIONS

                  A. If the Participant does not participate in, and has never participated in another qualified plan maintained by the
                     Employer or a welfare benefit fund, as defined in Section
                     419(e) of the Code maintained by the Employer, or an
                     individual medical account, as defined in Section 415(l)(2) of the Code, or a simplified employee pension plan, as defined in
                     Section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 3.08(E)(1), the following rules shall apply:

                     1. The amount of annual additions which may be credited to the
                        Participant's Individual Account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer
                        Contribution that would otherwise be contributed or allocated to the Participant's Individual Account would cause the annual additions for the limitation year to exceed the maximum
                        permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

                     2. Prior to determining the Participant's actual Compensation for the limitation year, the Employer may determine the
                        maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the limitation year, uniformly determined for all Participants similarly situated.

                     3. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the
                        Participant's actual Compensation for the limitation year.

                     4. If pursuant to Section 3.05(A)(3) or as a result of the allocation of Forfeitures there is an excess amount, the excess will be disposed of as follows:

                        a. Any Nondeductible Employee Contributions, to the extent they would reduce the excess amount, will be returned to the
                        Participant;

                        b. If after the application of paragraph (a) an excess amount still exists, and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the
                           Participant's Individual Account will be used to reduce
                           Employer Contributions (including any allocation of
                           Forfeitures) for such Participant in the next limitation year, and each succeeding limitation year if necessary;

                        c. If after the application of paragraph (b) an excess amount still exists, and the Participant is not covered by the Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions
                           (including allocation of any Forfeitures) for all remaining
                           Participants in the next limitation year, and each succeeding limitation year if necessary;

                        d. If a suspense account is in existence at any time during a limitation year pursuant to this Section, it will not
                           participate in the allocation of the Fund's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the
                           suspense account must be allocated and reallocated to
                           Participants' Individual Accounts before any Employer
                           Contributions or any Nondeductible Employee Contributions may
                           be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

                  B. If, in addition to this Plan, the Participant is covered under another qualified master or prototype defined
                     contribution plan maintained by the Employer, a welfare
                     benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer that provides an annual addition as defined in Section 3.05(E)(1), during any
                     limitation year, the following rules apply:

                     1. The annual additions which may be credited to a
                        Participant's Individual Account under this Plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's
                        Individual Account under the other qualified master or
                        prototype plans, welfare benefit funds, individual medical accounts and simplified employee pensions for the same
                        limitation year. If the annual additions with respect to the
                        Participant under other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the
                        Employer are less than the maximum permissible amount and the
                        Employer Contribution that would otherwise be contributed or allocated to the Participant's Individual Account under this
                        Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the
                        aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the
                        Participant's Individual Account under this Plan for the
                        limitation year.

                     2. Prior to determining the Participant's actual Compensation for the limitation year, the Employer may determine the maximum permissible amount for a Participant in the manner described in Section 3.05(A)(2).

                     3. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the
                        Participant's actual Compensation for the limitation year.

                     4. If, pursuant to Section 3.05(B)(3) or as a result of the allocation of Forfeitures a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by
                        annual additions to a welfare benefit fund or individual
                        medical account, regardless of the actual allocation date.

                     5. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an
                        allocation date of another plan, the excess amount attributed to this Plan will be the product of,

                        a. the total excess amount allocated as of such date, times

                        b. the ratio of (i) the annual additions allocated to the
                           Participant for the limitation year as of such date under this
                           Plan to (ii) the total annual additions allocated to the
                           Participant for the limitation year as of such date under this and all the other qualified prototype defined contribution plans.

                     6. Any excess amount attributed to this Plan will be disposed in the manner described in Section 3.05(A)(4).

                  C. If the Participant is covered under another qualified
                     defined contribution plan maintained by the Employer which is not a master or prototype plan, annual additions which may be credited to the Participant's Individual Account under this
                     Plan for any limitation year will be limited in accordance with Sections 3.05(B)(1) through 3.05(B)(6) as though the
                     other plan were a master or prototype plan unless the Employer provides other limitations in the Section of the Adoption
                     Agreement titled "Limitation on Allocation - More Than One
                     Plan."

                  D. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The annual additions which may be credited to the Participant's Individual Account under this Plan for any limitation year will be limited in accordance with the Section of the Adoption Agreement titled "Limitation on Allocation - More Than One Plan."

                  E. The following terms shall have the following meanings when used in this Section 3.05:

                     1. Annual additions: The sum of the following amounts credited to a Participant's Individual Account for the limitation year:

                        a. Employer Contributions,

                        b. Nondeductible Employee Contributions,

                        c. Forfeitures,

                        d. amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the
                           Employer are treated as annual additions to a defined
                           contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years
                           ending after such date, which are attributable to
                           post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section
                           419(e) of the Code, maintained by the Employer are treated as annual additions to a defined contribution plan, and

                        e. allocations under a simplified employee pension.

                        For this purpose, any excess amount applied under Section
                        3.05(A)(4) or 3.05(B)(6) in the limitation year to reduce
                        Employer Contributions will be considered annual additions for such limitation year.

                     2. Compensation: Means Compensation as defined in Section 1.07 of the Plan except that Compensation for purposes of this
                        Section 3.05 shall not include any amounts contributed by the
                        Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under
                        Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code
                        even if the Employer has elected to include such contributions in the definition of Compensation used for other purposes
                        under the Plan. Further, any other exclusion the Employer has elected (such as the exclusion of certain types of pay or pay earned before the Employee enters the Plan) will not apply for purposes of this Section.

                        Notwithstanding the preceding sentence, Compensation for a
                        Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the
                        Code) is the Compensation such Participant would have received for the limitation year if the Participant had been paid at the rate of Compensation paid immediately before becoming
                        permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as
                        defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

                     3. Defined benefit fraction: A fraction, the numerator of
                        which is the sum of the Participant's projected annual
                        benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation
                        determined for the limitation year under Section 415(b) and
                        (d) of the Code or 140% of the highest average compensation, including any adjustments under Section 415(b) of the Code.

                        Notwithstanding the above, if the Participant was a
                        Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined
                        benefit plans maintained by the Employer which were in
                        existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1,
                        1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the
                        aggregate satisfied the requirements of Section 415 of the
                        Code for all limitation years beginning before January 1, 1987.

                     4. Defined contribution dollar limitation: $30,000 or if
                        greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year.

                     5. Defined contribution fraction: A fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee
                        contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual
                        additions attributable to all welfare benefit funds, as
                        defined in Section 419(e) of the Code, individual medical
                        accounts, and simplified employee pensions, maintained by the
                        Employer), and the denominator of which is the sum of the
                        maximum aggregate amounts for the current and all prior
                        limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the
                        Employer). The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation determined
                        under Section 415(b) and (d) of the Code in effect under
                        Section 415(c)(1)(A) of the Code or 35% of the Participant's
                        Compensation for such year.

                        If the Employee was a Participant as of the end of the first day of the first limitation year beginning after December 31,
                        1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the
                        numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise
                        exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this
                        fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the
                        fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and
                        disregarding any changes in the terms and conditions of the
                        Plan made after May 5, 1986, but using the Section 415
                        limitation applicable to the first limitation year beginning on or after January 1, 1987.

                        The annual addition for any limitation year beginning before
                        January 1, 1987, shall not be recomputed to treat all
                        Nondeductible Employee Contributions as annual additions.

                     6. Employer: For purposes of this Section 3.05, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b)
                        of the Code as modified by Section 415(h)), all commonly
                        controlled trades or businesses (as defined in Section 414(c)
                        as modified by Section 415(h)) or affiliated service groups
                        (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

                     7. Excess amount: The excess of the Participant's annual
                        additions for the limitation year over the maximum permissible amount.

                     8. Highest average compensation: The average compensation for the three consecutive years of service with the Employer that produces the highest average.

                     9. Limitation year: A calendar year, or the 12-consecutive month period elected by the Employer in the Adoption
                        Agreement. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is
                        amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                    10. Master or prototype plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                    11. Maximum permissible amount: The maximum annual addition that may be contributed or allocated to a Participant's Individual Account under the Plan for any limitation year shall not exceed the lesser of:

                        a. the defined contribution dollar limitation, or

                        b. 25% of the Participant's Compensation for the limitation year.

                        The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section
                        415(l)(1) or 419A(d)(2) of the Code.

                        If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                                Number of months in the short limitation year
                                ---------------------------------------------
                                                     12

                    12. Projected annual benefit: The annual retirement benefit
                        (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                        a. the Participant will continue employment until Normal
                           Retirement Age under the Plan (or current age, if later), and

                        b. the Participant's Compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

                        Straight life annuity means an annuity payable in equal
                        installments for the life of the Participant that terminates upon the Participant's death.


SECTION FOUR          INDIVIDUAL ACCOUNTS OF PARTICIPANTS AND VALUATION

     4.01      INDIVIDUAL ACCOUNTS

               A. The Plan Administrator shall establish and maintain an
                  Individual Account in the name of each Participant to reflect the total value of his or her interest in the Fund. Each Individual Account established hereunder shall consist of such subaccounts as may be needed for each Participant including:

                  1.  a subaccount to reflect Employer Contributions and Forfeitures allocated on behalf of a Participant;
                  2.  a subaccount to reflect a Participant's rollover contributions;
                  3.  a subaccount to reflect a Participant's transfer contributions;
                  4.  a subaccount to reflect a Participant's Nondeductible Employee Contributions; and
                  5.  a subaccount to reflect a Participant's deductible employee contributions.

               B. The Plan Administrator may establish additional accounts as it may deem necessary for the proper administration of the Plan, including, but not limited to, a suspense account for Forfeitures as required pursuant to Section 6.01(D).

        4.02      VALUATION OF FUND
                  The Fund will be valued each Valuation Date at fair market value.

        4.03      VALUATION OF INDIVIDUAL ACCOUNTS

                  A. Where all or a portion of the assets of a Participant's
                     Individual Account are invested in a Separate Fund for the Participant, then the value of that portion of such Participant's Individual Account at any relevant time equals the sum of the fair market values of the assets in such Separate Fund, less any applicable charges or penalties.

                  B. The fair market value of the remainder of each Individual
                     Account is determined in the following manner:

                     1. First, the portion of the Individual Account invested in each Investment Fund as of the previous Valuation Date is
                        determined. Each such portion is reduced by any withdrawal made from the applicable Investment Fund to or for the benefit of a Participant or the Participant's Beneficiary, further reduced by any amounts forfeited by the Participant pursuant to Section 6.01(D) and further reduced by any transfer to
                        another Investment Fund since the previous Valuation Date and is increased by any amount transferred from another Investment
                        Fund since the previous Valuation Date. The resulting amounts are the net Individual Account portions invested in the
                        Investment Funds.

                     2. Secondly, the net Individual Account portions invested in each Investment Fund are adjusted upwards or downwards, pro rata (i.e., ratio of each net Individual Account portion to the sum of all net Individual Account portions) so that the sum of all the net Individual Account portions invested in an
                        Investment Fund will equal the then fair market value of the
                        Investment Fund. Notwithstanding the previous sentence, for the first Plan

                        Year only, the net Individual Account portions shall be the sum of all contributions made to each Participant's Individual
                        Account during the first Plan Year.

                     3. Thirdly, any contributions to the Plan and Forfeitures are allocated in accordance with the appropriate allocation
                        provisions of Section 3. For purposes of Section 4,
                        contributions made by the Employer for any Plan Year but after that Plan Year will be considered to have been made on the last day of that Plan Year regardless of when paid to the
                        Trustee (or Custodian, if applicable).

                        Amounts contributed between Valuation Dates will not be credited with investment gains or losses until the next following Valuation Date.

                     4. Finally, the portions of the Individual Account invested in each Investment Fund (determined in accordance with (1), (2)
                        and (3) above) are added together.

        4.04      MODIFICATION OF METHOD FOR VALUING INDIVIDUAL ACCOUNTS
                  If necessary or appropriate, the Plan Administrator may establish different or additional procedures (which shall be uniform and nondiscriminatory) for determining the fair market value of the Individual Accounts.

        4.05      SEGREGATION OF ASSETS
                  If a Participant elects a mode of distribution other than a lump sum, the Plan Administrator may place that Participant's account balance into a segregated Investment Fund for the purpose of maintaining the necessary liquidity to provide benefit installments on a periodic basis.

        4.06      STATEMENT OF INDIVIDUAL ACCOUNTS
                  No later than 270 days after the close of each Plan Year, the Plan Administrator shall furnish a statement to each Participant indicating the Individual Account balances of such Participant as of the last Valuation Date in such Plan Year.


SECTION FIVE      TRUSTEE OR CUSTODIAN

        5.01      CREATION OF FUND
                  By adopting this Plan, the Employer establishes the Fund which shall consist of the assets of the Plan held by the Trustee (or Custodian, if applicable) pursuant to this Section 5. Assets within the Fund may be pooled on behalf of all Participants, earmarked on behalf of each Participant or be a combination of pooled and earmarked. To the extent that assets are earmarked for a particular Participant, they will be held in a Separate Fund for that Participant.

                  No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries.

        5.02      INVESTMENT AUTHORITY
                  Except as provided in Section 5.14 (relating to individual direction of investments by Participants), the Employer, not the Trustee (or Custodian, if applicable), shall have exclusive management and control over the investment of the Fund into any permitted investment. Notwithstanding the preceding sentence, a Trustee may make an agreement with the Employer whereby the Trustee will manage the investment of all or a portion of the Fund. Any such agreement shall be in writing and set forth such matters as the Trustee deems necessary or desirable.

        5.03      FINANCIAL ORGANIZATION CUSTODIAN OR TRUSTEE WITHOUT FULL TRUST POWERS
                  This Section 5.03 applies where a financial organization has indicated in the Adoption Agreement that it will serve, with respect to this Plan, as Custodian or as Trustee without full trust powers (under applicable law). Hereinafter, a financial organization Trustee without full trust powers (under
                  applicable law) shall be referred to as a Custodian. The
                  Custodian shall have no discretionary authority with respect to the management of the Plan or the Fund but will act only as directed by the entity who has such authority.

                  A. Permissible Investments - The assets of the Plan shall be invested only in those investments which are available through the Custodian in the ordinary course of business which the
                     Custodian may legally hold in a qualified plan and which the
                     Custodian chooses to make available to Employers for qualified plan investments. Notwithstanding the preceding sentence, the
                     Prototype Sponsor may, as a condition of making the Plan
                     available to the Employer, limit the types of property in
                     which the assets of the Plan may be invested.

                  B. Responsibilities of the Custodian - The responsibilities of the Custodian shall be limited to the following:

                     1. To receive Plan contributions and to hold, invest and
                        reinvest the Fund without distinction between principal and interest; provided, however, that nothing in this Plan shall require the Custodian to maintain physical custody of stock certificates (or other indicia of ownership of any type of asset) representing assets within the Fund;

                     2. To maintain accurate records of contributions, earnings, withdrawals and other information the Custodian deems relevant with respect to the Plan;

                     3. To make disbursements from the Fund to Participants or
                        Beneficiaries upon the proper authorization of the Plan Administrator; and

                     4. To furnish to the Plan Administrator a statement which
                        reflects the value of the investments in the hands of the
                        Custodian as of the end of each Plan Year and as of any other times as the Custodian and Plan Administrator may agree.

                  C. Powers of the Custodian - Except as otherwise provided in this Plan, the Custodian shall have the power to take any action with respect to the Fund which it deems necessary or advisable to discharge its responsibilities under this Plan including, but not limited to, the following powers:

                     1. To invest all or a portion of the Fund (including idle cash balances) in time deposits, savings accounts, money market accounts or similar investments bearing a reasonable rate of interest in the Custodian's own savings department or the
                        savings department of another financial organization;

                     2. To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion
                        privileges or subscription rights and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to pay any assessment or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds,
                        securities or other property;

                     3. To hold securities or other property of the Fund in its own name, in the name of its nominee or in bearer form; and

                     4. To make, execute, acknowledge, and deliver any and all
                        documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

        5.04      FINANCIAL ORGANIZATION TRUSTEE WITH FULL TRUST POWERS AND INDIVIDUAL TRUSTEE
                  This Section 5.04 applies where a financial organization has indicated in the Adoption Agreement that it will serve as
                  Trustee with full trust powers. This Section also applies
                  where one or more individuals are named in the Adoption
                  Agreement to serve as Trustee(s).

                  A. Permissible Investments - The Trustee may invest the assets of the Plan in property of any character, real or personal, including, but not limited to the following: stocks, including shares of open-end investment companies (mutual funds); bonds;
                     notes; debentures; options; limited partnership interests;
                     mortgages; real estate or any interests therein; unit
                     investment trusts; Treasury Bills, and other U.S. Government obligations; common trust funds, combined investment trusts, collective trust funds or commingled funds maintained by a bank or similar financial organization (whether or not the
                     Trustee hereunder); savings accounts, time deposits or money market accounts of a bank or similar financial organization
                     (whether or not the Trustee hereunder); annuity contracts;
                     life insurance policies; or in such other investments as is deemed proper without regard to investments authorized by
                     statute or rule of law governing the investment of trust funds but with regard to ERISA and this Plan.

                     Notwithstanding the preceding sentence, the Prototype Sponsor may, as a condition of making the Plan available to the Employer, limit the types of property in which the assets of the Plan may be invested.

                  B. Responsibilities of the Trustee - The responsibilities of the Trustee shall be limited to the following:

                     1. To receive Plan contributions and to hold, invest and
                        reinvest the Fund without distinction between principal and interest; provided, however, that nothing in this Plan shall require the Trustee to maintain physical custody of stock
                        certificates (or other indicia of ownership) representing
                        assets within the Fund;

                     2. To maintain accurate records of contributions, earnings, withdrawals and other information the Trustee deems relevant with respect to the Plan;

                     3. To make disbursements from the Fund to Participants or
                        Beneficiaries upon the proper authorization of the Plan Administrator; and

                     4. To furnish to the Plan Administrator a statement which
                        reflects the value of the investments in the hands of the
                        Trustee as of the end of each Plan Year and as of any other times as the Trustee and Plan Administrator may agree.

                  C. Powers of the Trustee - Except as otherwise provided in this Plan, the Trustee shall have the power to take any action with respect to the Fund which it deems necessary or advisable to discharge its responsibilities under this Plan including, but not limited to, the following powers:

                     1. To hold any securities or other property of the Fund in its own name, in the name of its nominee or in bearer form;

                     2. To purchase or subscribe for securities issued, or real property owned, by the Employer or any trade or business under common control with the Employer but only if the prudent
                        investment and diversification requirements of ERISA are
                        satisfied;

                     3. To sell, exchange, convey, transfer or otherwise dispose of any securities or other property held by the Trustee, by
                        private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or
                        without advertisement;

                     4. To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion
                        privileges or subscription rights and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other
                        property;

                     5. To invest any part or all of the Fund (including idle cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments of the Trustee (if the Trustee is a bank or similar financial organization), the Prototype Sponsor or any affiliate of such
                        Trustee or Prototype Sponsor, which bear a reasonable rate of interest;

                     6. To provide sweep services without the receipt by the
                        Trustee of additional compensation or other consideration (other than reimbursement of direct expenses properly and actually incurred in the performance of such services);

                     7. To hold in the form of cash for distribution or investment such portion of the Fund as, at any time and from
                        time-to-time, the Trustee shall deem prudent and deposit such cash in interest bearing or noninterest bearing accounts;

                     8. To make, execute, acknowledge, and deliver any and all
                        documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                     9. To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to
                        commence or defend suits or legal or administrative
                        proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

                    10. To employ suitable agents and counsel, to contract with agents to perform administrative and recordkeeping duties and to pay their reasonable expenses, fees and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

                    11. To cause any part or all of the Fund, without limitation as to amount, to be commingled with the funds of other trusts
                        (including trusts for qualified employee benefit plans) by causing such money to be invested as a part of any pooled, common, collective or commingled trust fund (including any such fund described in the Adoption Agreement) heretofore or hereafter created by any Trustee (if the Trustee is a bank), by the Prototype Sponsor, by any affiliate bank of such a
                        Trustee or by such a Trustee or the Prototype Sponsor, or by such an affiliate in participation with others; the instrument or instruments establishing such trust fund or funds, as
                        amended, being made part of this Plan and trust so long as any portion of the Fund shall be invested through the medium
                        thereof; and

                    12. Generally to do all such acts, execute all such
                        instruments, initiate such proceedings, and exercise all such rights and privileges with relation to property constituting the Fund as if the Trustee were the absolute owner thereof.

        5.05      DIVISION OF FUND INTO INVESTMENT FUNDS
                  The Employer may direct the Trustee (or Custodian) from time-to-time to divide and redivide the Fund into one or more Investment Funds. Such Investment Funds may include, but not be limited to, Investment Funds representing the assets under the control of an investment manager pursuant to Section 5.12 and Investment Funds representing investment options available for individual direction by Participants pursuant to Section
                  5.14. Upon each division or redivision, the Employer may specify the part of the Fund to be allocated to each such Investment Fund and the terms and conditions, if any, under which the assets in such Investment Fund shall be invested.

        5.06      COMPENSATION AND EXPENSES
                  The Trustee (or Custodian, if applicable) shall receive such reasonable compensation as may be agreed upon by the Trustee (or Custodian) and the Employer. The Trustee (or Custodian) shall be entitled to reimbursement by the Employer for all proper expenses incurred in carrying out his or her duties under this Plan, including reasonable legal, accounting and actuarial expenses. If not paid by the Employer, such compensation and expenses may be charged against the Fund.

                  All taxes of any kind that may be levied or assessed under existing or future laws upon, or in respect of, the Fund or the income thereof shall be paid from the Fund.

        5.07      NOT OBLIGATED TO QUESTION DATA
                  The Employer shall furnish the Trustee (or Custodian, if applicable) and Plan Administrator the information which each party deems necessary for the administration of the Plan including, but not limited to, changes in a Participant's status, eligibility, mailing addresses and other such data as may be required. The Trustee (or Custodian) and Plan Administrator shall be entitled to act on such information as is supplied them and shall have no duty or responsibility to further verify or question such information.

        5.08      LIABILITY FOR WITHHOLDING ON DISTRIBUTIONS
                  The Plan Administrator shall be responsible for withholding federal income taxes from distributions from the Plan, unless the Participant (or Beneficiary, where applicable) elects not to have such taxes withheld. The Trustee (or Custodian) or other payor may act as agent for the Plan Administrator to withhold such taxes and to make the appropriate distribution reports, if the Plan Administrator furnishes all the information to the Trustee (or Custodian) or other payor it may need to do withholding and reporting.

        5.09      RESIGNATION OR REMOVAL OF TRUSTEE (OR CUSTODIAN)
                  The Trustee (or Custodian, if applicable) may resign at any time by giving 30 days advance written notice to the Employer. The resignation shall become effective 30 days after receipt of such notice unless a shorter period is agreed upon.

                  The Employer may remove any Trustee (or Custodian) at any time by giving written notice to such Trustee (or Custodian) and such removal shall be effective 30 days after receipt of such notice unless a shorter period is agreed upon. The Employer shall have the power to appoint a successor Trustee (or Custodian).

                  Upon such resignation or removal, if the resigning or removed Trustee (or Custodian) is the sole Trustee (or Custodian), he or she shall transfer all of the assets of the Fund then held by such Trustee (or Custodian) as expeditiously as possible to the successor Trustee (or Custodian) after paying or reserving such reasonable amount as he or she shall deem necessary to provide for the expense in the settlement of the accounts and the amount of any compensation due him or her and any sums chargeable against the Fund for which he or she may be liable. If the Funds as reserved are not sufficient for such purpose, then he or she shall be entitled to reimbursement from the successor Trustee (or Custodian) out of the assets in the successor Trustee's (or Custodian's) hands under this Plan. If the amount reserved shall be in excess of the amount actually needed, the former Trustee (or Custodian) shall return such excess to the successor Trustee (or Custodian).

                  Upon receipt of the transferred assets, the successor Trustee (or Custodian) shall thereupon succeed to all of the powers and responsibilities given to the Trustee (or Custodian) by this Plan.

                  The resigning or removed Trustee (or Custodian) shall render an accounting to the Employer and unless objected to by the Employer within 30 days of its receipt, the accounting shall be deemed to have been approved and the resigning or removed Trustee (or Custodian) shall be released and discharged as to all matters set forth in the accounting. Where a financial organization is serving as Trustee (or Custodian) and it is merged with or bought by another organization (or comes under the control of any federal or state agency), that organization shall serve as the successor Trustee (or Custodian) of this Plan, but only if it is the type of organization that can so serve under applicable law.

                  Where the Trustee or Custodian is serving as a nonbank trustee or custodian pursuant to Section 1.401-12(n) of the Income Tax Regulations, the Employer will appoint a successor Trustee (or Custodian) upon notification by the Commissioner of Internal Revenue that such substitution is required because the Trustee (or Custodian) has failed to comply with the requirements of
                  Section 1.401-12(n) or is not keeping such records or making such returns or rendering such statements as are required by forms or regulations.

        5.10      DEGREE OF CARE - LIMITATIONS OF LIABILITY
                  The Trustee (or Custodian) shall not be liable for any losses incurred by the Fund by any direction to invest communicated by the Employer, Plan Administrator, investment manager appointed pursuant to Section 5.12 or any Participant or Beneficiary. The Trustee (or Custodian) shall be under no liability for distributions made or other action taken or not taken at the written direction of the Plan Administrator. It is specifically understood that the Trustee (or Custodian) shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become a Participant or remain a Participant hereunder, the amount of benefit to which a Participant or Beneficiary shall be entitled to receive hereunder, whether a distribution to Participant or Beneficiary is appropriate under the terms of the Plan or the size and type of any policy to be purchased from any insurer for any Participant hereunder or similar matters; it being understood that all such responsibilities under the Plan are vested in the Plan Administrator.

        5.11 INDEMNIFICATION OF PROTOTYPE SPONSOR AND TRUSTEE (OR CUSTODIAN) Notwithstanding any other provision herein, and except as may be otherwise provided by ERISA, the Employer shall indemnify and hold harmless the Trustee (or Custodian, if applicable) and the Prototype Sponsor, their officers, directors, employees, agents, their heirs, executors, successors and assigns, from and against any and all liabilities, damages, judgments, settlements, losses, costs, charges, or expenses (including legal expenses) at any time arising out of or incurred in connection with any action taken by such parties in the performance of their duties with respect to this Plan, unless there has been a final adjudication of gross negligence or willful misconduct in the performance of such duties.

                  Further, except as may be otherwise provided by ERISA, the Employer will indemnify the Trustee (or Custodian) and Prototype Sponsor from any liability, claim or expense (including legal expense) which the Trustee (or Custodian) and Prototype Sponsor shall incur by reason of or which results, in whole or in part, from the Trustee's (or Custodian's) or Prototype Sponsor's reliance on the facts and other directions and elections the Employer communicates or fails to communicate.

        5.12      INVESTMENT MANAGERS

                  A. Definition of Investment Manager - The Employer may appoint one or more investment managers to make investment decisions with respect to all or a portion of the Fund. The investment manager shall be any firm or individual registered as an investment adviser under the Investment Advisers Act of 1940, a bank as defined in said Act or an insurance company qualified under the laws of more than one state to perform services consisting of the management, acquisition or disposition of any assets of the Plan.

                  B. Investment Manager's Authority - A separate Investment Fund shall be established representing the assets of the Fund
                     invested at the direction of the investment manager. The
                     investment manager so appointed shall direct the Trustee (or
                     Custodian, if applicable ) with respect to the investment of such Investment Fund. The investments which may be acquired at the direction of the investment manager are those described in
                     Section 5.03(A) (for Custodians) or Section 5.04(A) (for
                     Trustees).

                  C. Written Agreement - The appointment of any investment
                     manager shall be by written agreement between the Employer and the investment manager and a copy of such agreement (and any modification or termination thereof) must be given to the
                     Trustee (or Custodian).

                     The agreement shall set forth, among other matters, the effective date of the investment manager's appointment and an acknowledgment by the investment manager that it is a fiduciary of the Plan under ERISA.

                  D. Concerning the Trustee (or Custodian) - Written notice of each appointment of an investment manager shall be given to the Trustee (or Custodian) in advance of the effective date of such appointment. Such notice shall specify which portion of the Fund will constitute the Investment Fund subject to the investment manager's direction. The Trustee (or Custodian)
                     shall comply with the investment direction given to it by the investment manager and will not be liable for any loss which may result by reason of any action (or inaction) it takes at the direction of the investment manager.

        5.13      MATTERS RELATING TO INSURANCE

                  A. If a life insurance policy is to be purchased for a
                     Participant, the aggregate premium for certain life insurance for each Participant must be less than a certain percentage of the aggregate Employer Contributions and Forfeitures allocated to a Participant's Individual Account at any particular time as follows:

                     1. Ordinary Life Insurance - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and
                        nonincreasing premiums. If such contracts are purchased, less than 50% of the aggregate Employer Contributions and
                        Forfeitures allocated to any Participant's Individual Account will be used to pay the premiums attributable to them.

                     2. Term and Universal Life Insurance - No more than 25% of the aggregate Employer Contributions and Forfeitures allocated to any Participant's Individual Account will be used to pay the premiums on term life insurance contracts, universal life
                        insurance contracts, and all other life insurance contracts which are not ordinary life.

                     3. Combination - The sum of 50% of the ordinary life insurance premiums and all other life insurance premiums will not exceed
                        25% of the aggregate Employer Contributions and Forfeitures allocated to any Participant's Individual Account.

                     If this Plan is a profit sharing plan, the above incidental benefits limits do not apply to life insurance contracts
                     purchased with Employer Contributions and Forfeitures that have been in the Participant's Individual Account for at least
                     2 full Plan Years, measured from the date such contributions were allocated.

                  B. Any dividends or credits earned on insurance contracts for a Participant shall be allocated to such Participant's Individual Account.

                  C. Subject to Section 6.05, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

                  D. The Trustee (or Custodian, if applicable) shall apply for and will be the owner of any insurance contract(s) purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee (or
                     Custodian), however, the Trustee (or Custodian) shall be
                     required to pay over all proceeds of the contract(s) to the
                     Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated Beneficiary of the proceeds in all
                     circumstances unless a qualified election has been made in accordance with Section 6.05. Under no circumstances shall the
                     Fund retain any part of the proceeds. In the event of any
                     conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

                  E. The Plan Administrator may direct the Trustee (or
                     Custodian) to sell and distribute insurance or annuity contracts to a Participant (or other party as may be permitted) in accordance with applicable law or regulations.

        5.14      DIRECTION OF INVESTMENTS BY PARTICIPANT
                  If so indicated in the Adoption Agreement, each Participant may individually direct the Trustee (or Custodian, if applicable) regarding the investment of part or all of his or her Individual Account. To the extent so directed, the Employer, Plan Administrator, Trustee (or Custodian) and all other fiduciaries are relieved of their fiduciary responsibility under Section 404 of ERISA.

                  The Plan Administrator shall direct that a Separate Fund be established in the name of each Participant who directs the investment of part or all of his or her Individual Account. Each Separate Fund shall be charged or credited (as appropriate) with the earnings, gains, losses or expenses attributable to such Separate Fund. No fiduciary shall be liable for any loss which results from a Participant's individual direction. The assets subject to individual direction shall not be invested in collectibles as that term is defined in Section 408(m) of the Code.

                  The Plan Administrator shall establish such uniform and nondiscriminatory rules relating to individual direction as it deems necessary or advisable including, but not limited to, rules describing (1) which portions of Participant's Individual Account can be individually directed; (2) the frequency of investment changes; (3) the forms and procedures for making investment changes; and (4) the effect of a Participant's failure to make a valid direction.

                  The Plan Administrator may, in a uniform and nondiscriminatory manner, limit the available investments for Participants' individual direction to certain specified investment options (including, but not limited to, certain mutual funds, investment contracts, deposit accounts and group trusts). The Plan Administrator may permit, in a uniform and nondiscriminatory manner, a Beneficiary of a deceased Participant or the alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) to individually direct in accordance with this Section.

SECTION SIX       VESTING AND DISTRIBUTION

        6.01      DISTRIBUTION TO PARTICIPANT

                  A. Distributable Events

                     1. Entitlement to Distribution - The Vested portion of a
                        Participant's Individual Account shall be distributable to the
                        Participant upon (1) the occurrence of any of the
                        distributable events specified in the Adoption Agreement; (2)
                        the Participant's Termination of Employment after attaining
                        Normal Retirement Age; (3) the termination of the Plan; and
                        (4) the Participant's Termination of Employment after
                        satisfying any Early Retirement Age conditions.

                        If a Participant separates from service before satisfying the
                        Early Retirement Age requirement, but has satisfied the
                        service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age
                        requirement.

                     2. Written Request: When Distributed - A Participant entitled to distribution who wishes to receive a distribution must
                        submit a written request to the Plan Administrator. Such
                        request shall be made upon a form provided by the Plan
                        Administrator. Upon a valid request, the Plan Administrator shall direct the Trustee (or Custodian, if applicable) to
                        commence distribution no later than the time specified in the
                        Adoption Agreement for this purpose and, if not specified in the Adoption Agreement, then no later than 90 days following the later of:

                        a. the close of the Plan Year within which the event occurs which entitles the Participant to distribution; or

                        b. the close of the Plan Year in which the request is received.

                  3. Special Rules for Withdrawals During Service - If this is a profit sharing plan and the Adoption Agreement so provides, a
                     Participant may elect to receive a distribution of all or part of the Vested portion of his or her Individual Account,
                     subject to the requirements of Section 6.05 and further
                     subject to the following limits:

                     a. Participant for 5 or more years. An Employee who has been a
                        Participant in the Plan for 5 or more years may withdraw up to the entire Vested portion of his or her Individual Account.

                     b. Participant for less than 5 years. An Employee who has been a Participant in the Plan for less than 5 years may withdraw only the amount which has been in his or her Individual
                        Account attributable to Employer Contributions for at least 2 full Plan Years, measured from the date such contributions were allocated. However, if the distribution is on account of hardship, the Participant may withdraw up to his or her entire
                        Vested portion of the Participant's Individual Account. For this purpose, hardship shall have the meaning set forth in
                        Section 6.01(A)(4) of the Code.

                  4. Special Rules for Hardship Withdrawals - If this is a
                     profit sharing plan and the Adoption Agreement so provides, a Participant may elect to receive a hardship distribution of all or part of the Vested portion of his or her Individual Account, subject to the requirements of Section 6.05 and further subject to the following limits:

                     a. Participant for 5 or more years. An Employee who has been a
                        Participant in the Plan for 5 or more years may withdraw up to the entire Vested portion of his or her Individual Account.

                     b. Participant for less than 5 years. An Employee who has been a Participant in the Plan for less than 5 years may withdraw only the amount which has been in his or her Individual
                        Account attributable to Employer Contributions for at least 2 full Plan Years, measured from the date such contributions were allocated.

                        For purposes of this Section 6.01(A)(4) and Section 6.01(A)(3)
                        hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other
                        available resources. The following are the only financial
                        needs considered immediate and heavy: expenses incurred or necessary for medical care, described in Section 213(d) of the
                        Code, of the Employee, the Employee's spouse or dependents;
                        the purchase (excluding mortgage payments) of a principal
                        residence for the Employee; payment of tuition and related educational fees for the next 12 months of post-secondary
                        education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the
                        Employee from, or a foreclosure on the mortgage of, the
                        Employee's principal residence.

                        A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                        1) The employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                        2) The distribution is not in excess of the amount of an
                           immediate and heavy financial need (including amounts
                           necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the
                           distribution).

                     5. One-Time In-Service Withdrawal Option - If this is a profit sharing plan and the Employer has elected the one-time
                        in-service withdrawal option in the Adoption Agreement, then
                        Participants will be permitted only one in-service withdrawal during the course of such Participants employment with the
                        Employer. The amount which the Participant can withdraw will be limited to the lesser of the amount determined under the limits set forth in Section 6.01(A)(3) or the percentage of the Participant's Individual Account specified by the Employer in the Adoption Agreement. Distributions under this Section will be subject to the requirements of Section 6.05.

                     6. Commencement of Benefits - Notwithstanding any other
                        provision, unless the Participant elects otherwise,
                        distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                        a. the Participant attains Normal Retirement Age;

                        b. occurs the 10th anniversary of the year in which the
                           Participant commenced participation in the Plan; or

                        c. the Participant incurs a Termination of Employment.

                  Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.02(B) of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

               B. Determining the Vested Portion - In determining the Vested portion of a Participant's Individual Account, the following rules apply:

                  1. Employer Contributions and Forfeitures - The Vested portion of a Participant's Individual Account derived from Employer
                     Contributions and Forfeitures is determined by applying the vesting schedule selected in the Adoption Agreement (or the vesting schedule described in Section 6.01(C) if the Plan is a
                     Top-Heavy Plan).

                  2. Rollover and Transfer Contributions - A Participant is
                     fully Vested in his or her rollover contributions and transfer contributions.

                  3. Fully Vested Under Certain Circumstances - A Participant is
                     fully Vested in his or her Individual Account if any of the following occurs:

                     a. the Participant reaches Normal Retirement Age;

                     b. the Plan is terminated or partially terminated; or

                     c. there exists a complete discontinuance of contributions under the Plan.

                        Further, unless otherwise indicated in the Adoption Agreement, a Participant is fully Vested if the Participant dies, incurs a Disability, or satisfies the conditions for Early Retirement
                        Age (if applicable).

                  4. Participants in a Prior Plan - If a Participant was a
                     participant in a Prior Plan on the Effective Date, his or her Vested percentage shall not be less than it would have been under such Prior Plan as computed on the Effective Date.

               C. Minimum Vesting Schedule for Top-Heavy Plans - The
                  following vesting provisions apply for any Plan Year in which this Plan is a Top-Heavy Plan.

                  Notwithstanding the other provisions of this Section 6.01 or the vesting schedule selected in the Adoption Agreement (unless those provisions or that schedule provide for more rapid vesting), a Participant's Vested portion of his or her Individual Account attributable to Employer Contributions and Forfeitures shall be determined in accordance with the vesting schedule elected by the Employer in the Adoption Agreement (and if no election is made the 6 year graded schedule will be deemed to have been elected) as described below:

                             6 YEAR GRADED                                  3 YEAR CLIFF


                      Years of                                      Years of
                  Vesting Service         Vested Percentage      Vesting Service       Vested Percentage
                  ---------------         -----------------      ---------------       -----------------
                         1                        0                    1                        0
                         2                       20                    2                        0
                         3                       40                    3                      100
                         4                       60
                         5                       80
                         6                      100

                  This minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to Nondeductible Employee Contributions including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in a Participant's Vested percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this
                  Section 6.01(C) does not apply to the Individual Account of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Individual Account attributable to Employer Contributions and Forfeitures will be determined without regard to this Section.

                  If this Plan ceases to be a Top-Heavy Plan, then in accordance with the above restrictions, the vesting schedule as selected in the Adoption Agreement will govern. If the vesting schedule under the Plan shifts in or out of top-heavy status, such shift is an amendment to the vesting schedule and the election in Section 9.04 applies.

               D. Break in Vesting Service and Forfeitures - If a Participant
                  incurs a Termination of Employment, any portion of his or her Individual Account which is not Vested shall be held in a suspense account. Such suspense account shall share in any increase or decrease in the fair market value of the assets of the Fund in accordance with Section 4 of the Plan. The disposition of such suspense account shall be as follows:

                  1. Breaks in Vesting Service - If a Participant neither
                     receives nor is deemed to receive a distribution pursuant to
                     Section 6.01(D)(3) or (4) and the Participant returns to the service of the Employer before incurring 5 consecutive Breaks in Vesting Service, there shall be no Forfeiture and the amount in such suspense account shall be recredited to such Participant's Individual Account.

                  2. Five Consecutive Breaks in Vesting Service - If a
                     Participant neither receives nor is deemed to receive a distribution pursuant to Section 6.01(D)(3) or (4) and the Participant does not return to the service of the Employer before incurring 5 consecutive Breaks in Vesting Service, the portion of the Participant's Individual Account which is not Vested shall be treated as a Forfeiture and allocated in accordance with Section 3.01(C).

               3. Cash-out of Certain Participants - If the value of the
                  Vested portion of such Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions does not exceed $3,500, the Participant shall receive a distribution of the entire Vested portion of such Individual Account and the portion which is not Vested shall be treated as a Forfeiture and allocated in accordance with
                  Section 3.01(C). For purposes of this Section, if the value of the Vested portion of a Participant's Individual Account is zero, the Participant shall be deemed to have received a distribution of such Vested Individual Account. A Participant's Vested Individual Account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

               4. Participants Who Elect to Receive Distributions - If such
                  Participant elects to receive a distribution, in accordance with Section 6.02(B), of the value of the Vested portion of his or her Individual Account derived from Nondeductible Employee Contributions and Employer Contributions, the portion which is not Vested shall be treated as a Forfeiture and allocated in accordance with Section 3.01(C).

               5. Re-employed Participants - If a Participant receives or is deemed to receive a distribution pursuant to Section 6.01(D)(3) or (4) above and the Participant resumes employment covered under this Plan, the Participant's Employer-derived Individual Account balance will be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution attributable to Employer Contributions before the earlier of 5 years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs 5 consecutive Breaks in Vesting Service following the date of the distribution.

                  Any restoration of a Participant's Individual Account pursuant to Section 6.01(D)(5) shall be made from other Forfeitures, income or gain to the Fund or contributions made by the Employer.

            E. Distribution Prior to Full Vesting - If a distribution is made to a Participant who was not then fully Vested in his or her Individual Account derived from Employer Contributions and the Participant may increase his or her Vested percentage in his or her Individual Account, then the following rules shall apply:

               1. a separate account will be established for the
                  Participant's interest in the Plan as of the time of the distribution, and

               2. at any relevant time the Participant's Vested portion of the separate account will be equal to an amount ("X") determined by the formula: X=P (AB + (R x D)) - (R x D) where "P" is the Vested percentage at the relevant time, "AB" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the separate account balance after distribution.

  6.02      FORM OF DISTRIBUTION TO A PARTICIPANT

            A. Value of Individual Account Does Not Exceed $3,500 - If the
               value of the Vested portion of a Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions does not exceed $3,500, distribution from the Plan shall be made to the Participant in a single lump sum in lieu of all other forms of distribution from the Plan as soon as administratively feasible.

            B. Value of Individual Account Exceeds $3,500

               1. If the value of the Vested portion of a Participant's
                  Individual Account derived from Nondeductible Employee Contributions and Employer Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Individual Account is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse died, the survivor) must consent to any distribution of such Individual Account. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Individual Account is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

                  If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under
                  Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                           a. the Plan Administrator clearly informs the
                              Participant that the Participant has a right to a
                              period of at least 30 days after receiving the notice
                              to consider the decision of whether or not to elect a
                              distribution (and, if applicable, a particular
                              distribution option), and

                           b. the Participant, after receiving the notice,
                              affirmatively elects a distribution.

                           Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Individual Account is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy
                           Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Individual Account may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

                           An Individual Account is immediately distributable if any part of the Individual Account could be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained (if not deceased) the later of Normal Retirement Age or age 62.

                        2. For purposes of determining the applicability of
                           the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Vested portion of a Participant's Individual Account shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

               C. Other Forms of Distribution to Participant - If the value of the Vested portion of a Participant's Individual Account exceeds $3,500 and the Participant has properly waived the joint and survivor annuity, as described in Section 6.05, the Participant may request in writing that the Vested portion of his or her Individual Account be paid to him or her in one or more of the following forms of payment: (1) in a lump sum; (2) in installment payments over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary; or (3) applied to the purchase of an annuity contract.

                  Notwithstanding anything in this Section 6.02 to the contrary, a Participant cannot elect payments in the form of an annuity if the Retirement Equity Act safe harbor rules of Section 6.05(F) apply.

        6.03      DISTRIBUTIONS UPON THE DEATH OF A PARTICIPANT

               A. Designation of Beneficiary - Spousal Consent - Each
                  Participant may designate, upon a form provided by and delivered to the Plan Administrator, one or more primary and contingent Beneficiaries to receive all or a specified portion of the Participant's Individual Account in the event of his or her death. A Participant may change or revoke such Beneficiary designation from time to time by completing and delivering the proper form to the Plan Administrator.

                  In the event that a Participant wishes to designate a primary Beneficiary who is not his or her spouse, his or her spouse must consent in writing to such designation, and the spouse's consent must acknowledge the effect of such designation and be witnessed by a notary public or plan representative. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, no consent shall be required. Any change of Beneficiary will require a new spousal consent.

               B. Payment to Beneficiary - If a Participant dies before the
                  Participant's entire Individual Account has been paid to him or her, such deceased Participant's Individual Account shall be payable to any surviving Beneficiary designated by the Participant, or, if no Beneficiary survives the Participant, to the Participant's estate.

               C. Written Request: When Distributed - A Beneficiary of a
                  deceased Participant entitled to a distribution who wishes to receive a distribution must submit a written request to the Plan Administrator. Such request shall be made upon a form provided by the Plan Administrator. Upon a valid request, the Plan Administrator shall direct the Trustee (or Custodian) to commence distribution no later than the time specified in the Adoption Agreement for this purpose and if not specified in the Adoption Agreement, then no later than 90 days following the later of:

                  1. the close of the Plan Year within which the Participant dies; or

                  2. the close of the Plan Year in which the request is
                     received.

        6.04      FORM OF DISTRIBUTION TO BENEFICIARY

               A. Value of Individual Account Does Not Exceed $3,500 - If the
                  value of the Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions does not exceed $3,500, the Plan Administrator shall direct the Trustee (or Custodian, if applicable) to make a distribution to the Beneficiary in a single lump sum in lieu of all other forms of distribution from the Plan.

               B. Value of Individual Account Exceeds $3,500 - If the value of a Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions exceeds $3,500 the preretirement survivor annuity requirements of Section 6.05 shall apply unless waived in accordance with that Section or unless the Retirement Equity Act safe harbor rules of Section 6.05(F) apply. However, a surviving spouse Beneficiary may elect any form of payment allowable under the Plan in lieu of the preretirement survivor annuity. Any such payment to the surviving spouse must meet the requirements of Section 6.06.

               C. Other Forms of Distribution to Beneficiary - If the value of a Participant's Individual Account exceeds $3,500 and the Participant has properly waived the preretirement survivor annuity, as described in Section 6.05 (if applicable) or if the Beneficiary is the Participant's surviving spouse, the Beneficiary may, subject to the requirements of Section 6.06, request in writing that the Participant's Individual Account be paid as follows: (1) in a lump sum; or (2) in installment payments over a period not to exceed the life expectancy of such Beneficiary.

        6.05      JOINT AND SURVIVOR ANNUITY REQUIREMENTS

               A. The provisions of this Section shall apply to any
                  Participant who is credited with at least one Hour of Eligibility Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 6.05(G).

               B. Qualified Joint and Survivor Annuity - Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's Vested account balance will be paid in the form of a qualified joint and survivor annuity and an unmarried Participant's Vested account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

               C. Qualified Preretirement Survivor Annuity - Unless an
                  optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date then the Participant's Vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

               D. Definitions

                  1. Election Period - The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account
                     balance as of the date of separation, the election period
                     shall begin on the date of separation.

                     Pre-age 35 waiver - A Participant who will not yet attain age
                     35 as of the end of any current Plan Year may make special qualified election to waive the qualified preretirement
                     survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section
                     6.05(E)(1). Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the
                     Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full
                     requirements of this Section 6.05.

                  2. Earliest Retirement Age - The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                  3. Qualified Election - A waiver of a qualified joint and
                     survivor annuity or a qualified preretirement survivor
                     annuity. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (a) the Participant's spouse consents in writing to the election, (b) the election designates a
                     specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (c)
                     the spouse's consent acknowledges the effect of the election;
                     and (d) the spouse's consent is witnessed by a plan
                     representative or notary public. Additionally, a Participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                     Any consent by a spouse obtained under this provision (or
                     establishment that the consent of a spouse may not be
                     obtained) shall be effective only with respect to such spouse.
                     A consent that permits designations by the Participant without any requirement of further consent by such spouse must
                     acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to
                     relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits.
                     The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the
                     Participant has received notice as provided in Section 6.05(E)
                     below.

                  4. Qualified Joint and Survivor Annuity - An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the
                     Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50% (unless a
                     different percentage is elected by the Employer in the
                     Adoption Agreement).

                  5. Spouse (surviving spouse) - The spouse or surviving spouse of the Participant, provided that a former spouse will be
                     treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                  6. Annuity Starting Date - The first day of the first period for which an amount is paid as an annuity or any other form.

                  7. Vested Account Balance - The aggregate value of the
                     Participant's Vested account balances derived from Employer and Nondeductible Employee Contributions (including
                     rollovers), whether Vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section 6.05 shall apply to a
                     Participant who is Vested in amounts attributable to Employer
                     Contributions, Nondeductible Employee Contributions (or both)
                     at the time of death or distribution.

            E.    Notice Requirements

               1. In the case of a qualified joint and survivor annuity, the
                  Plan Administrator shall no less than 30 days and not more than 90 days prior to the annuity starting date provide each Participant a written explanation of: (a) the terms and conditions of a qualified joint and survivor annuity; (b) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (c) the rights of a Participant's spouse; and (d) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

               2. In the case of a qualified preretirement annuity as
                  described in Section 6.05(C), the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 6.05(E)(1) applicable to a qualified joint and survivor annuity.

                  The applicable period for a Participant is whichever of the following periods ends last: (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (b) a reasonable period ending after the individual becomes a Participant; (c) a reasonable period ending after Section 6.05(E)(3) ceases to apply to the Participant; and (d) a reasonable period ending after this Section 6.05 first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                  For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (b),
                  (c) and (d) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               3. Notwithstanding the other requirements of this Section
                  6.05(E), the respective notices prescribed by this Section 6.05(E), need not be given to a Participant if (a) the Plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity, and (b) the Plan does not allow the Participant to waive the qualified joint and survivor annuity or qualified preretirement survivor annuity and does not allow a married Participant to designate a nonspouse beneficiary. For purposes of this Section 6.05(E)(3), a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

            F.    Retirement Equity Act Safe Harbor Rules

               1. If the Employer so indicates in the Adoption Agreement, this Section 6.05(F) shall apply to a Participant in a profit sharing plan, and shall always apply to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

                  a. the Participant does not or cannot elect payments in the form of a life annuity; and

                  b. on the death of a Participant, the Participant's Vested account balance will be paid to the Participant's surviving spouse, but if there is no surviving spouse, or if the
                     surviving spouse has consented in a manner conforming to a qualified election, then to the Participant's designated
                     Beneficiary. The surviving spouse may elect to have
                     distribution of the Vested account balance commence within the
                     90-day period following the date of the Participant's death.
                     The account balance shall be adjusted for gains or losses
                     occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of account balances for other types of distributions. This Section
                     6.05(F) shall not be operative with respect to a Participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of Section
                     401(a)(11) and Section 417 of the code. If this Section
                     6.05(F) is operative, then the provisions of this Section 6.05 other than Section 6.05(G) shall be inoperative.

               2. The Participant may waive the spousal death benefit
                  described in this Section 6.05(F) at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 6.05(D)(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

               3. For purposes of this Section 6.05(F), Vested account
                  balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate account balance attributable solely to accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vested account balance shall have the same meaning as provided in Section 6.05(D)(7).

            G.    Transitional Rules

               1. Any living Participant not receiving benefits on August 23,
                  1984, who would otherwise not receive the benefits prescribed by the previous subsections of this Section 6.05 must be given the opportunity to elect to have the prior subsections of this Section apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Vesting Service when he or she separated from service.

               2. Any living Participant not receiving benefits on August 23,
                  1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 6.05(G)(4).

               3. The respective opportunities to elect (as described in
                  Section 6.05(G)(1) and (2) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

               4. Any Participant who has elected pursuant to Section
                  6.05(G)(2) and any Participant who does not elect under
                  Section 6.05(G)(1) or who meets the requirements of Section 6.05(G)(1) except that such Participant does not have at least 10 Years of Vesting Service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                  a. Automatic Joint and Survivor Annuity - If benefits in the form of a life annuity become payable to a married Participant who:

                    (1) begins to receive payments under the Plan on or after
                        Normal Retirement Age; or

                    (2) dies on or after Normal Retirement Age while still working for the Employer; or

                    (3) begins to receive payments on or after the qualified early retirement age; or

                    (4) separates from service on or after attaining Normal
                        Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before
                        beginning to receive such benefits;

                        then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the
                        Participant has elected otherwise during the election period.
                        The election period must begin at least 6 months before the
                        Participant attains qualified early retirement age and ends not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

               b. Election of Early Survivor Annuity - A Participant who is
                  employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the qualified joint and survivor annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or
                  (2) the date on which participation begins, and ends on the date the Participant terminates employment.

               c. For purposes of Section 6.05(G)(4):

                  1. Qualified early retirement age is the latest of:

                     a. the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                     b. the first day of the 120th month beginning before the
                        Participant reaches Normal Retirement Age, or

                     c. the date the Participant begins participation.

                  2. Qualified joint and survivor annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as described in Section 6.05(D)(4) of this Plan.

    6.06    DISTRIBUTION REQUIREMENTS

            A.    General Rules

               1. Subject to Section 6.05 Joint and Survivor Annuity
                  Requirements, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section
                  6.06 apply to calendar years beginning after December 31, 1984.

               2. All distributions required under this Section 6.06 shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

            B. Required Beginning Date - The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

            C. Limits on Distribution Periods - As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                  1. the life of the Participant,

                  2. the life of the Participant and a designated Beneficiary,

                  3. a period certain not extending beyond the life expectancy of the Participant, or

                  4. a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

               D. Determination of Amount to be Distributed Each Year - If
                  the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                  1. Individual Account

                     a. If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the
                        Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be
                        distributed for each calendar year, beginning with
                        distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the
                        Participant's benefit by the applicable life expectancy.

                     b. For calendar years beginning before January 1, 1989, if the
                        Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50%
                        of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                     c. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with
                        distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the
                        Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the
                        designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the
                        Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Section 6.05(D)(1)(a) above as the relevant divisor without regard to proposed regulations 1.401(a)(9)-2.

                     d. The minimum distribution required for the Participant's first distribution calendar year must be made on or before the
                        Participant's required beginning date. The minimum
                        distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the
                        Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

               2. Other Forms - If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

         E.    Death Distribution Provisions

               1. Distribution Beginning Before Death - If the Participant
                  dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

               2. Distribution Beginning After Death - If the Participant
                  dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

                  a. if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                  b. if the designated Beneficiary is the Participant's
                     surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately
                     following the calendar year in which the Participant dies or
                     (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                     If the Participant has not made an election pursuant to this
                     Section 6.05(E)(2) by the time of his or her death, the
                     Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section 6.05(E)(2), or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no
                     designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the
                     Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the
                     Participant's death.

               3. For purposes of Section 6.06(E)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 6.06(E)(2), with the exception of paragraph (b) therein, shall be applied as if the surviving spouse were the Participant.

               4. For purposes of this Section 6.06(E), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

               5. For purposes of this Section 6.06(E), distribution of a
                  Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 6.06(E)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 6.06(E)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

         F.    Definitions

               1. Applicable Life Expectancy - The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

               2. Designated Beneficiary - The individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

               3. Distribution Calendar Year - A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 6.05(E) above.

               4. Life Expectancy - Life expectancy and joint and last
                  survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                  Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 6.05(E)(2)(b) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

               5. Participant's Benefit

                  a. The account balance as of the last valuation date in the valuation calendar year (the calendar year immediately preceding the distribution calendar year) increased by the amount of any Contributions or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                  b. Exception for second distribution calendar year. For
                     purposes of paragraph (a) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the
                     required beginning date, the amount of the minimum
                     distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

               6. Required Beginning Date

                  a. General Rule - The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                  b. Transitional Rules - The required beginning date of a
                     Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                  (1) Non 5% Owners - The required beginning date of a
                      Participant who is not a 5% owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                  (2) 5% Owners - The required beginning date of a Participant who is a 5% owner during any year beginning after December 31,
                      1979, is the first day of April following the later of:

                      (a) the calendar year in which the Participant attains age 70
                          1/2, or

                      (b) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires.

                      The required beginning date of a Participant who is not a 5% owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

               c. 5% Owner - A Participant is treated as a 5% owner for
                  purposes of this Section 6.06(F)(6) if such Participant is a 5% owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

               d. Once distributions have begun to a 5% owner under this
                  Section 6.06(F)(6) they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

         G.    Transitional Rule

               1. Notwithstanding the other requirements of this Section 6.06 and subject to the requirements of Section 6.05, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5% owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  a. The distribution by the Fund is one which would not have qualified such Fund under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                  b. The distribution is in accordance with a method of
                     distribution designated by the Employee whose interest in the Fund is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                  c. Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                  d. The Employee had accrued a benefit under the Plan as of
                     December 31, 1983.

                  e. The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

               2. A distribution upon death will not be covered by this
                  transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

               3. For any distribution which commences before January 1,
                  1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 6.06(G)(1)(a) and (e).

               4. If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the
                  Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

        6.07      ANNUITY CONTRACTS
                  Any annuity contract distributed under the Plan (if permitted or required by this Section 6) must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

        6.08      LOANS TO PARTICIPANTS
                  If the Adoption Agreement so indicates, a Participant may receive a loan from the Fund, subject to the following rules:

                  A. Loans shall be made available to all Participants on a
                     reasonably equivalent basis.

                  B. Loans shall not be made available to Highly Compensated
                     Employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

                  C. Loans must be adequately secured and bear a reasonable
                     interest rate.

                  D. No Participant loan shall exceed the present value of the
                     Vested portion of a Participant's Individual Account.

                  E. A Participant must obtain the consent of his or her spouse, if any, to the use of the Individual Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such
                     consent shall thereafter be binding with respect to the
                     consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account
                     balance is used for renegotiation, extension, renewal, or
                     other revision of the loan. Notwithstanding the foregoing, no spousal consent is necessary if, at the time the loan is
                     secured, no consent would be required for a distribution under
                     Section 417(a)(2)(B). In addition, spousal consent is not
                     required if the Plan or the Participant is not subject to
                     Section 401(a)(11) at the time the Individual Account is used as security, or if the total Individual Account subject to the security is less than or equal to $3,500.

                  F. In the event of default, foreclosure on the note and
                     attachment of security will not occur until a distributable event occurs in the Plan. Notwithstanding the preceding
                     sentence, a Participant's default on a loan will be treated as a distributable event and as soon as administratively feasible after the default, the Participant's Vested Individual Account will be reduced by the lesser of the amount in default (plus accrued interest) or the amount secured. If this Plan is a
                     401(k) plan, then to the extent the loan is attributable to a
                     Participant's Elective Deferrals, Qualified Nonelective
                     Contributions or Qualified Matching Contributions, the
                     Participant's Individual Account will not be reduced unless the Participant has attained age 59 1/2 or has another
                     distributable event. A Participant will be deemed to have
                     consented to the provision at the time the loan is made to the
                     Participant.

                  G. No loans will be made to any shareholder-employee or
                     Owner-Employee. For purposes of this requirement, a
                     shareholder-employee means an employee or officer of an
                     electing small business (Subchapter S) corporation who owns
                     (or is considered as owning within the meaning of Section
                     318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

                  If a valid spousal consent has been obtained in accordance with 6.08(E), then, notwithstanding any other provisions of this Plan, the portion of the Participant's Vested Individual Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Individual Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the Vested Individual Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                  To avoid taxation to the Participant, no loan to any Participant can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) 50% of the present value of the nonforfeitable Individual Account of the Participant or, if greater, the total Individual Account up to $10,000. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Sections 414(b), 414(c), and 414(m) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond 5 years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

                  The Plan Administrator shall administer the loan program in accordance with a written document. Such written document shall include, at a minimum, the following: (i) the identity of the person or positions authorized to administer the Participant loan program; (ii) the procedure for applying for loans; (iii) the basis on which loans will be approved or denied; (iv) limitations (if any) on the types and amounts of loans offered; (v) the procedure under the program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a Participant loan; and (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

        6.09      DISTRIBUTION IN KIND
                  The Plan Administrator may cause any distribution under this Plan to be made either in a form actually held in the Fund, or in cash by converting assets other than cash into cash, or in any combination of the two foregoing ways.

        6.10      DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS

                  A. Direct Rollover Option This Section applies to
                     distributions made on or after January 1, 1993.
                     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
                     Section, a distributee may elect, at the time and in the
                     manner prescribed by the Plan Administrator, to have any
                     portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  B. Definitions

                     1. Eligible rollover distribution - An eligible rollover
                        distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an
                        eligible rollover distribution does not include:

                        a. any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually)
                           made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the
                           distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more;

                        b. any distribution to the extent such distribution is
                           required under Section 401(a)(9) of the Code;

                        c. the portion of any other distribution that is not
                           includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to
                           employer securities); and

                        d. any other distribution(s) that is reasonably expected to total less than $200 during a year.

                     2. Eligible retirement plan - An eligible retirement plan is an individual retirement account described in Section 408(a)
                        of the Code, an individual retirement annuity described in
                        Section 408(b) of the Code, an annuity plan described in
                        Section 403(a) of the Code, or a qualified trust described in
                        Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     3. Distributee - A distributee includes an Employee or former
                        Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                     4. Direct rollover - A direct rollover is a payment by the
                        Plan to the eligible retirement plan specified by the distributee.

        6.11      PROCEDURE FOR MISSING PARTICIPANTS OR BENEFICIARIES
                  The Plan Administrator must use all reasonable measures to locate Participants or Beneficiaries who are entitled to distributions from the Plan. In the event that the Plan Administrator cannot locate a Participant or Beneficiary who is entitled to a distribution from the Plan after using all reasonable measures to locate him or her, the Plan Administrator may, consistent with applicable laws, regulations and other pronouncements under ERISA, use any reasonable procedure to dispose of distributable plan assets, including any of the following: (1) establish a bank account for and in the name of the Participant or Beneficiary and transfer the assets to such bank account, (2) purchase an annuity contract with the assets in the name of the Participant or Beneficiary, or (3) after the expiration of 5 years after the benefit becomes payable, treat the amount distributable as a Forfeiture and allocate it in accordance with the terms of the Plan and if the Participant or Beneficiary is later located, restore such benefit to the Plan.

SECTION SEVEN     CLAIMS PROCEDURE

        7.01      FILING A CLAIM FOR PLAN DISTRIBUTIONS
                  A Participant or Beneficiary who desires to make a claim for the Vested portion of the Participant's Individual Account shall file a written request with the Plan Administrator on a form to be furnished to him or her by the Plan Administrator for such purpose. The request shall set forth the basis of the claim. The Plan Administrator is authorized to conduct such examinations as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

        7.02      DENIAL OF CLAIM
                  Whenever a claim for a Plan distribution by any Participant or Beneficiary has been wholly or partially denied, the Plan Administrator must furnish such Participant or Beneficiary written notice of the denial within 60 days of the date the original claim was filed. This notice shall set forth the specific reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information or material needed to perfect the claim, an explanation of why such additional information or material is necessary and an explanation of the procedures for appeal.

        7.03      REMEDIES AVAILABLE
                  The Participant or Beneficiary shall have 60 days from receipt of the denial notice in which to make written application for review by the Plan Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the right to representation, to review pertinent documents and to submit comments in writing. The Plan Administrator shall issue a decision on such review within 60 days after receipt of an application for review as provided for in Section 7.02. Upon a decision unfavorable to the Participant or Beneficiary, such Participant or Beneficiary shall be entitled to bring such actions in law or equity as may be necessary or appropriate to protect or clarify his or her right to benefits under this Plan.


SECTION EIGHT     PLAN ADMINISTRATOR

        8.01      EMPLOYER IS PLAN ADMINISTRATOR

                  A. The Employer shall be the Plan Administrator unless the managing body of the Employer designates a person or persons other than the Employer as the Plan Administrator and so
                     notifies the Trustee (or Custodian, if applicable). The
                     Employer shall also be the Plan Administrator if the person or persons so designated cease to be the Plan Administrator. The
                     Employer may establish an administrative committee that will carry out the Plan Administrator's duties. Members of the
                     administrative committee may allocate the Plan Administrator's duties among themselves.

                  B. If the managing body of the Employer designates a person or persons other than the Employer as Plan Administrator, such person or persons shall serve at the pleasure of the Employer and shall serve pursuant to such procedures as such managing body may provide. Each such person shall be bonded as may be required by law.

        8.02      POWERS AND DUTIES OF THE PLAN ADMINISTRATOR

                  A. The Plan Administrator may, by appointment, allocate the duties of the Plan Administrator among several individuals or entities. Such appointments shall not be effective until the party designated accepts such appointment in writing.

                  B. The Plan Administrator shall have the authority to control and manage the operation and administration of the Plan. The
                     Plan Administrator shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in
                     accordance with the specific terms of the Plan.

                  C. The Plan Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                     1. To determine all questions of interpretation or policy in a manner consistent with the Plan's documents and the Plan
                        Administrator's construction or determination in good faith shall be conclusive and binding on all persons except as
                        otherwise provided herein or by law. Any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall
                        continue to be deemed a qualified plan under the terms of
                        Section 401(a) of the Code, as amended from time-to-time, and shall comply with the terms of ERISA, as amended from
                        time-to-time;

                     2. To determine all questions relating to the eligibility of
                        Employees to become or remain Participants hereunder;

                     3. To compute the amounts necessary or desirable to be
                        contributed to the Plan;

                     4. To compute the amount and kind of benefits to which a
                        Participant or Beneficiary shall be entitled under the Plan and to direct the Trustee (or Custodian, if applicable) with respect to all disbursements under the Plan, and, when
                        requested by the Trustee (or Custodian), to furnish the
                        Trustee (or Custodian) with instructions, in writing, on
                        matters pertaining to the Plan and the Trustee (or Custodian)
                        may rely and act thereon;

                     5. To maintain all records necessary for the administration of the Plan;

                     6. To be responsible for preparing and filing such disclosure and tax forms as may be required from time-to-time by the Secretary of Labor or the Secretary of the Treasury; and

                     7. To furnish each Employee, Participant or Beneficiary such notices, information and reports under such circumstances as may be required by law.

                  D. The Plan Administrator shall have all of the powers
                     necessary or appropriate to accomplish his or her duties under the Plan, including, but not limited to, the following:

                     1. To appoint and retain such persons as may be necessary to carry out the functions of the Plan Administrator;

                     2. To appoint and retain counsel, specialists or other persons as the Plan Administrator deems necessary or advisable in the administration of the Plan;

                     3. To resolve all questions of administration of the Plan;

                     4. To establish such uniform and nondiscriminatory rules which it deems necessary to carry out the terms of the Plan;

                     5. To make any adjustments in a uniform and nondiscriminatory manner which it deems necessary to correct any arithmetical or accounting errors which may have been made for any Plan Year;
                        and

                     6. To correct any defect, supply any omission or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the
                        Plan.

        8.03      EXPENSES AND COMPENSATION
                  All reasonable expenses of administration including, but not limited to, those involved in retaining necessary professional assistance may be paid from the assets of the Fund. Alternatively, the Employer may, in its discretion, pay any or all such expenses. Pursuant to uniform and nondiscriminatory rules that the Plan Administrator may establish from time-to-time, administrative expenses and expenses unique to a particular Participant may be charged to a Participant's Individual Account or the Plan Administrator may allow Participants to pay such fees outside of the Plan. The Employer shall furnish the Plan Administrator with such clerical and other assistance as the Plan Administrator may need in the performance of his or her duties.

        8.04      INFORMATION FROM EMPLOYER
                  To enable the Plan Administrator to perform his or her duties, the Employer shall supply full and timely information to the Plan Administrator (or his or her designated agents) on all matters relating to the Compensation of all Participants, their regular employment, retirement, death, Disability or Termination of Employment, and such other pertinent facts as the Plan Administrator (or his or her agents) may require. The Plan Administrator shall advise the Trustee (or Custodian, if applicable) of such of the foregoing facts as may be pertinent to the Trustee's (or Custodian's) duties under the Plan. The Plan Administrator (or his or her agents) is entitled to rely on such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.


SECTION NINE      AMENDMENT AND TERMINATION

        9.01      RIGHT OF PROTOTYPE SPONSOR TO AMEND THE PLAN
                  A. The Employer, by adopting the Plan, expressly delegates to the Prototype Sponsor the power, but not the duty, to amend the Plan without any further action or consent of the Employer as the Prototype Sponsor deems necessary for the purpose of adjusting the Plan to comply with all laws and regulations governing pension or profit sharing plans. Specifically, it is understood that the amendments may be made unilaterally by the
                     Prototype Sponsor. However, it shall be understood that the
                     Prototype Sponsor shall be under no obligation to amend the
                     Plan documents and the Employer expressly waives any rights or claims against the Prototype Sponsor for not exercising this power to amend. For purposes of Prototype Sponsor amendments, the mass submitter shall be recognized as the agent of the
                     Prototype Sponsor. If the Prototype Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

                  B. An amendment by the Prototype Sponsor shall be accomplished by giving written notice to the Employer of the amendment to be made. The notice shall set forth the text of such amendment and the date such amendment is to be effective. Such amendment shall take effect unless within the 30 day period after such notice is provided, or within such shorter period as the
                     notice may specify, the Employer gives the Prototype Sponsor written notice of refusal to consent to the amendment. Such written notice of refusal shall have the effect of withdrawing the Plan as a prototype plan and shall cause the Plan to be considered an individually designed plan. The right of the
                     Prototype Sponsor to cause the Plan to be amended shall
                     terminate should the Plan cease to conform as a prototype plan as provided in this or any other section.

           9.02      RIGHT OF EMPLOYER TO AMEND THE PLAN
                     The Employer may (1) change the choice of options in the
                     Adoption Agreement; (2) add overriding language in the
                     Adoption Agreement when such language is necessary to satisfy
                     Section 415 or Section 416 of the Code because of the required aggregation of multiple plans; and (3) add certain model
                     amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the
                     Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the
                     Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

                  An Employer who wishes to amend the Plan to change the options it has chosen in the Adoption Agreement must complete and deliver a new Adoption Agreement to the Prototype Sponsor and Trustee (or Custodian, if applicable). Such amendment shall become effective upon execution by the Employer and Trustee (or Custodian).

                  The Employer further reserves the right to replace the Plan in its entirety by adopting another retirement plan which the Employer designates as a replacement plan.

        9.03      LIMITATION ON POWER TO AMEND
                  No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Individual Account may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Individual Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the Vested percentage (determined as of such date) of such Employee's Individual Account derived from Employer Contributions will not be less than the percentage computed under the Plan without regard to such amendment.

        9.04      AMENDMENT OF VESTING SCHEDULE
                  If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Vesting Service with the Employer may elect, within the time set forth below, to have the Vested percentage computed under the Plan without regard to such amendment.

                  For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where such language appears. The Period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end the later of:

                  A. 60 days after the amendment is adopted;

                  B. 60 days after the amendment becomes effective; or

                  C. 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

        9.05      PERMANENCY
                  The Employer expects to continue this Plan and make the necessary contributions thereto indefinitely, but such continuance and payment is not assumed as a contractual obligation. Neither the Adoption Agreement nor the Plan nor any amendment or modification thereof nor the making of contributions hereunder shall be construed as giving any Participant or any person whomsoever any legal or equitable right against the Employer, the Trustee (or Custodian, if applicable) the Plan Administrator or the Prototype Sponsor except as specifically provided herein, or as provided by law.

        9.06      METHOD AND PROCEDURE FOR TERMINATION
                  The Plan may be terminated by the Employer at any time by appropriate action of its managing body. Such termination shall be effective on the date specified by the Employer. The Plan shall terminate if the Employer shall be dissolved, terminated, or declared bankrupt. Written notice of the termination and effective date thereof shall be given to the Trustee (or Custodian), Plan Administrator, Prototype Sponsor, Participants and Beneficiaries of deceased Participants, and the required filings (such as the Form 5500 series and others) must be made with the Internal Revenue Service and any other regulatory body as required by current laws and regulations. Until all of the assets have been distributed from the Fund, the Employer must keep the Plan in compliance with current laws and regulations by (a) making appropriate amendments to the Plan and (b) taking such other measures as may be required.

        9.07      CONTINUANCE OF PLAN BY SUCCESSOR EMPLOYER
                  Notwithstanding the preceding Section 9.06, a successor of the Employer may continue the Plan and be substituted in the place of the present Employer. The successor and the present Employer (or, if deceased, the executor of the estate of a deceased Self-Employed Individual who was the Employer) must execute a written instrument authorizing such substitution and the successor must complete and sign a new plan document.

        9.08      FAILURE OF PLAN QUALIFICATION

                  If the Plan fails to retain its qualified status, the Plan will no longer be considered to be part of a prototype plan, and such Employer can no longer participate under this prototype. In such event, the Plan will be considered an individually designed plan.


SECTION TEN       MISCELLANEOUS

        10.01     STATE COMMUNITY PROPERTY LAWS
                  The terms and conditions of this Plan shall be applicable without regard to the community property laws of any state.

        10.02     HEADINGS
                  The headings of the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

        10.03     GENDER AND NUMBER
                  Whenever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and whenever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        10.04     PLAN MERGER OR CONSOLIDATION
                  In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of such Plan to, any other plan, each Participant shall be entitled to receive benefits immediately after the merger, consolidation, or transfer (if the Plan had then terminated) which are equal to or greater than the benefits he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Trustee (or Custodian) has the authority to enter into merger agreements or agreements to directly transfer the assets of this Plan but only if such agreements are made with trustees or custodians of other retirement plans described in
                  Section 401(a) of the Code.

        10.05     STANDARD OF FIDUCIARY CONDUCT
                  The Employer, Plan Administrator, Trustee and any other fiduciary under this Plan shall discharge their duties with respect to this Plan solely in the interests of Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. No fiduciary shall cause the Plan to engage in any transaction known as a "prohibited transaction" under ERISA.

        10.06     GENERAL UNDERTAKING OF ALL PARTIES
                  All parties to this Plan and all persons claiming any interest whatsoever hereunder agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of this Plan and any of its provisions.

        10.07     AGREEMENT BINDS HEIRS, ETC.
                  This Plan shall be binding upon the heirs, executors, administrators, successors and assigns, as those terms shall apply to any and all parties hereto, present and future.

        10.08     DETERMINATION OF TOP-HEAVY STATUS

                  A. For any Plan Year beginning after December 31, 1983, this
                     Plan is a Top-Heavy Plan if any of the following conditions exist:

                     1. If the top-heavy ratio for this Plan exceeds 60% and this
                        Plan is not part of any required aggregation group or permissive aggregation group of plans.

                     2. If this Plan is part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60%.

                     3. If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the
                        top-heavy ratio for the permissive aggregation group exceeds 60%.

                     For purposes of this Section 10.08, the following terms shall have the meanings indicated below:

                  B. Key Employee - Any Employee or former Employee (and the
                     Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner
                     (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Employer if such
                     individual's compensation exceeds 100% of the dollar
                     limitation under Section 415(c)(1)(A) of the Code, a 5% owner of the Employer, or a 1% owner of the Employer who has an
                     annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 415(c)(3) of the
                     Code, but including amounts contributed by the Employer
                     pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section
                     402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code.
                     The determination period is the Plan Year containing the
                     determination date and the 4 preceding Plan Years.

                     The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

               C.    Top-heavy ratio

                     1. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the
                        Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s)
                        has or has had accrued benefits, the top-heavy ratio for this
                        Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account
                        balance distributed in the 5-year period ending on the
                        determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the
                        determination date(s)), both computed in accordance with
                        Section 416 of the Code and the regulations thereunder. Both the numerator and the denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                     2. If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the
                        Employer maintains or has maintained one or more defined
                        benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined
                        contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all
                        Participants, determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the
                        Code and the regulations thereunder. The accrued benefits
                        under a defined benefit plan in both the numerator and
                        denominator of the top-heavy ratio are increased for any
                        distribution of an accrued benefit made in the 5-year period ending on the determination date.

                     3. For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the
                        determination date, except as provided in Section 416 of the
                        Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (a) who is not a Key
                        Employee but who was a Key Employee in a Prior Year, or (b)
                        who has not been credited with at least one Hour of Service with any employer maintaining the plan at any time during the
                        5-year period ending on the determination date will be
                        disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible
                        employee contributions will not be taken into account for
                        purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                        The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that
                        uniformly applies for accrual purposes under all defined
                        benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                     4. Permissive aggregation group: The required aggregation
                        group of plans plus any other plan or plans of the Employer which, when considered as a group with the required
                        aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                     5. Required aggregation group: (a) Each qualified plan of the
                        Employer in which at least one Key Employee participates or participated at any time during the determination period
                        (regardless of whether the Plan has terminated), and (b) any other qualified plan of the Employer which enables a plan
                        described in (a) to meet the requirements of Sections
                        401(a)(4) or 410 of the Code.

                     6. Determination date: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

                     7. Valuation date: For purposes of calculating the top-heavy ratio, the valuation date shall be the last day of each Plan
                        Year.

                  8. Present value: For purposes of establishing the "present value" of benefits under a defined benefit plan to compute the top-heavy ratio, any benefit shall be discounted only for
                     mortality and interest based on the interest rate and
                     mortality table specified for this purpose in the defined
                     benefit plan, unless otherwise indicated in the Adoption
                     Agreement.

        10.09     SPECIAL LIMITATIONS FOR OWNER-EMPLOYEES
                  If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of those trades or businesses.

                  If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and
                  (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

                  If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which is controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

                  For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees, together:

                  A. own the entire interest in a unincorporated trade or
                     business, or

                  B. in the case of a partnership, own more than 50% of either the capital interest or the profit interest in the partnership.

                  For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

        10.10     INALIENABILITY OF BENEFITS

                  No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code.

                  Generally, a domestic relations order cannot be a qualified domestic relations order until January 1, 1985. However, in the case of a domestic relations order entered before such date, the Plan Administrator:

                  (1) shall treat such order as a qualified domestic relations order if such Plan Administrator is paying benefits pursuant to such order on such date, and

                  (2) may treat any other such order entered before such date as a qualified domestic relations order even if such order does not meet the requirements of Section 414(p) of the Code.

                  Notwithstanding any provision of the Plan to the contrary, a distribution to an alternate payee under a qualified domestic relations order shall be permitted even if the Participant affected by such order is not otherwise entitled to a distribution and even if such Participant has not attained earliest retirement age as defined in Section 414(p) of the Code.

        10.11     CANNOT ELIMINATE PROTECTED BENEFITS
                  Pursuant to Section 411(d)(6) of the Code, and the regulations thereunder, the Employer cannot reduce, eliminate or make subject to Employer discretion any Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in this document, the Employer may attach a supplement to the Adoption Agreement that describes such protected benefit which shall become part of the Plan.

SECTION ELEVEN    401(k) PROVISIONS
                  In addition to Sections 1 through 10, the provisions of this
                  Section 11 shall apply if the Employer has established a 401(k) cash or deferred arrangement (CODA) by completing and signing the appropriate Adoption Agreement.

        11.100    DEFINITIONS
                  The following words and phrases when used in the Plan with initial capital letters shall, for the purposes of this Plan, have the meanings set forth below unless the context indicates that other meanings are intended.

        11.101    ACTUAL DEFERRAL PERCENTAGE (ADP)
                  Means, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer Contributions actually paid over to the Fund on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year (taking into account only that Compensation paid to the Employee during the portion of the Plan Year he or she was an eligible Participant, unless otherwise indicated in the Adoption Agreement). For purposes of calculating the ADP, Employer Contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer and
                  (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

        11.102    AGGREGATE LIMIT
                  Means the sum of (1) 125% of the greater of the ADP of the Participants who are not Highly Compensated Employees for the Plan Year or the ACP of the Participants who are not Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and (2) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(1)" above, and "greater" is substituted for "lesser" after "two plus the" in "(2)" if it would result in a larger Aggregate Limit.

        11.103    AVERAGE CONTRIBUTION PERCENTAGE (ACP)

                  Means the average of the Contribution Percentages of the Eligible Participants in a group.

        11.104    CONTRIBUTING PARTICIPANT
                  Means a Participant who has enrolled as a Contributing Participant pursuant to Section 11.201 and on whose behalf the Employer is contributing Elective Deferrals to the Plan (or is making Nondeductible Employee Contributions).

        11.105    CONTRIBUTION PERCENTAGE
                  Means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (taking into account only the Compensation paid to the Employee during the portion of the Plan Year he or she was an eligible Participant, unless otherwise indicated in the Adoption Agreement).

        11.106    CONTRIBUTION PERCENTAGE AMOUNTS
                  Means the sum of the Nondeductible Employee Contributions, Matching Contributions, and Qualified Matching Contributions made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, Excess Aggregate Contributions or excess annual additions which are distributed pursuant to Section 11.508. If so elected in the Adoption Agreement, the Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amount. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

        11.107    ELECTIVE DEFERRALS
                  Means any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

                  No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                  Elective Deferrals may not be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

        11.108    ELIGIBLE PARTICIPANT
                  Means any Employee who is eligible to make a Nondeductible Employee Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including Forfeitures thereof) or a Qualified Matching Contribution.

                  If a Nondeductible Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Nondeductible Employee Contributions are made.

        11.109    EXCESS AGGREGATE CONTRIBUTIONS
                  Means, with respect to any Plan Year, the excess of:

                  A. The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                  B. The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                     Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 11.111 and then determining Excess Contributions pursuant to Section 11.110.

        11.110    EXCESS CONTRIBUTIONS
                  Means, with respect to any Plan Year, the excess of:

                  A. The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                  B. The maximum amount of such contributions permitted by the
                     ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

        11.111    EXCESS ELECTIVE DEFERRALS
                  Means those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

        11.112    MATCHING CONTRIBUTION
                  Means an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Elective Deferral or a Nondeductible Employee Contribution made by such Participant under a plan maintained by the Employer.

                  Matching Contributions may not be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

        11.113    QUALIFIED NONELECTIVE CONTRIBUTIONS
                  Means contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Individual Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

                  Qualified Nonelective Contribution may be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

        11.114    QUALIFIED MATCHING CONTRIBUTIONS
                  Means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Section 401(k) of the Code when made.

        11.115    QUALIFYING CONTRIBUTING PARTICIPANT
                  Means a Contributing Participant who satisfies the requirements described in Section 11.302 to be entitled to receive a Matching Contribution (and Forfeitures, if applicable) for a Plan Year.

        11.200    CONTRIBUTING PARTICIPANT

        11.201    REQUIREMENTS TO ENROLL AS A CONTRIBUTING PARTICIPANT

                  A. Each Employee who satisfies the eligibility requirements specified in the Adoption Agreement may enroll as a
                     Contributing Participant as of any subsequent Entry Date (or earlier if required by Section 2.03) specified in the Adoption
                     Agreement for this purpose. A Participant who wishes to enroll as a Contributing Participant must complete, sign and file a salary reduction agreement (or agreement to make Nondeductible
                     Employee Contributions) with the Plan Administrator.

                  B. Notwithstanding the times set forth in Section 11.201(A) as of which a Participant may enroll as a Contributing
                     Participant, the Plan Administrator shall have the authority to designate, in a nondiscriminatory manner, additional
                     enrollment times during the 12 month period beginning on the
                     Effective Date (or the date that Elective Deferrals may
                     commence, if later) in order that an orderly first enrollment might be completed. In addition, if the Employer has indicated
                     in the Adoption Agreement that Elective Deferrals may be based on bonuses, then Participants shall be afforded a reasonable period of time prior to the issuance of such bonuses to elect to defer them into the Plan.

        11.202    CHANGING ELECTIVE DEFERRAL AMOUNTS
                  A Contributing Participant may modify his or her salary reduction agreement (or agreement to make Nondeductible Employee Contributions) to increase or decrease (within the limits placed on Elective Deferrals (or Nondeductible Employee Contributions) in the Adoption Agreement) the amount of his or her Compensation deferred into the Plan. Such modification may only be made as of the dates specified in the Adoption Agreement for this purpose, or as of any other more frequent date(s) if the Plan Administrator permits in a uniform and nondiscriminatory manner. A Contributing Participant who desires to make such a modification shall complete, sign and file a new salary reduction agreement (or agreement to make Nondeductible Employee Contribution) with the Plan Administrator. The Plan Administrator may prescribe such uniform and nondiscriminatory rules it deems appropriate to carry out the terms of this Section.

        11.203    CEASING ELECTIVE DEFERRALS
                  A Participant may cease Elective Deferrals (or Nondeductible Employee Contributions) and thus withdraw as a Contributing Participant as of the dates specified in the Adoption Agreement for this purpose (or as of any other date if the Plan Administrator so permits in a uniform and nondiscriminatory manner) by revoking the authorization to the Employer to make Elective Deferrals (or Nondeductible Employee Contributions) on his or her behalf. A Participant who desires to withdraw as a Contributing Participant shall give written notice of withdrawal to the Plan Administrator at least thirty days (or such lesser period of days as the Plan Administrator shall permit in a uniform and nondiscriminatory manner) before the effective date of withdrawal. A Participant shall cease to be a Contributing Participant upon his or her Termination of Employment, or an account of termination of the Plan.

        11.204    RETURN AS A CONTRIBUTING PARTICIPANT AFTER CEASING ELECTIVE DEFERRALS
                  A Participant who has withdrawn as a Contributing Participant under Section 11.203 (or because the Participant has taken a hardship withdrawal pursuant to Section 11.503) may not again become a Contributing Participant until the dates set forth in the Adoption Agreement for this purpose, unless the Plan
                  Administrator, in a uniform and nondiscriminatory manner,
                  permits withdrawing Participants to resume their status as
                  Contributing Participants sooner.

        11.205    CERTAIN ONE-TIME IRREVOCABLE ELECTIONS
                  This Section 11.205 applies where the Employer has indicated in the Adoption Agreement that an Employee may make a one-time irrevocable election to have the Employer make contributions to the Plan on such Employee's behalf. In such event, an Employee may elect, upon the Employee's first becoming eligible to participate in the Plan, to have contributions equal to a specified amount or percentage of the Employee's Compensation (including no amount of Compensation) made by the Employer on the Employee's behalf to the Plan (and to any other plan of the Employer) for the duration of the Employee's employment with the Employer. Any contributions made pursuant to a one-time irrevocable election described in this Section are not treated as made pursuant to a cash or deferred election, are not Elective Deferrals and are not includible in an Employee's gross income.

                  The Plan Administrator shall establish such uniform and nondiscriminatory procedures as it deems necessary or advisable to administer this provision.

        11.300    CONTRIBUTIONS

        11.301    CONTRIBUTIONS BY EMPLOYER
                  The Employer shall make contributions to the Plan in accordance with the contribution formulas specified in the Adoption Agreement.

        11.302    MATCHING CONTRIBUTIONS

                  The Employer may elect to make Matching Contributions under the Plan on behalf of Qualifying Contributing Participants as provided in the Adoption Agreement. To be a Qualifying Contributing Participant for a Plan Year, the Participant must make Elective Deferrals (or Nondeductible Employee Contributions, if the Employer has agreed to match such contributions) for the Plan Year, satisfy any age and Years of Eligibility Service requirements that are specified for Matching Contributions in the Adoption Agreement and also satisfy any additional conditions set forth in the Adoption Agreement for this purpose. In a uniform and nondiscriminatory manner, the Employer may make Matching Contributions at the same time as it contributes Elective Deferrals or at any other time as permitted by laws and regulations.

        11.303    QUALIFIED NONELECTIVE CONTRIBUTIONS
                  The Employer may elect to make Qualified Nonelective Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

                  In addition, in lieu of distributing Excess Contributions as provided in Section 11.505 of the Plan, or Excess Aggregate Contributions as provided in Section 11.506 of the Plan, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Nonelective Contributions on behalf of Participants who are not Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

        11.304    QUALIFIED MATCHING CONTRIBUTIONS
                  The Employer may elect to make Qualified Matching Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

        11.305    NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                  Notwithstanding Section 3.02, if the Employer so allows in the Adoption Agreement, a Participant may contribute Nondeductible Employee Contributions to the Plan.

                  If the Employer has indicated in the Adoption Agreement that Nondeductible Employee Contributions will be mandatory, then the Employer shall establish uniform and nondiscriminatory rules and procedures for Nondeductible Employee Contributions as it deems necessary and advisable including, but not limited to, rules describing in amounts or percentages of Compensation Participants may or must contribute to the Plan.

                  A separate account will be maintained by the Plan Administrator for the Nondeductible Employee Contributions for each Participant.

                  A Participant may, upon a written request submitted to the Plan Administrator, withdraw the lesser of the portion of his or her Individual Account attributable to his or her Nondeductible Employee Contributions or the amount he or she contributed as Nondeductible Employee Contributions.

                  Nondeductible Employee Contributions and earnings thereon will be nonforfeitable at all times. No Forfeiture will occur solely as a result of an Employee's withdrawal of Nondeductible Employee Contributions.

        11.400    NONDISCRIMINATION TESTING

        11.401    ACTUAL DEFERRAL PERCENTAGE TEST (ADP)

                  A. Limits on Highly Compensated Employees - The Actual
                     Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                     1. The ADP for Participants who are Highly Compensated
                        Employees for the Plan Year shall not exceed the ADP for
                        Participants who are not Highly Compensated Employees for the
                        same Plan Year multiplied by 1.25; or

                     2. The ADP for Participants who are Highly Compensated
                        Employees for the Plan Year shall not exceed the ADP for
                        Participants who are not Highly Compensated Employees for the
                        same Plan Year multiplied by 2.0 provided that the ADP for
                        Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are not Highly Compensated
                        Employees by more than 2 percentage points.

                  B. Special Rules

                     1. The ADP for any Participant who is a Highly Compensated
                        Employee for the Plan Year and who is eligible to have
                        Elective Deferrals (and Qualified Nonelective Contributions or
                        Qualified Matching Contributions, or both, if treated as
                        Elective Deferrals for purposes of the ADP test) allocated to his or her Individual Accounts under two or more arrangements described in Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective
                        Deferrals (and, if applicable, such Qualified Nonelective
                        Contributions or Qualified Matching Contributions, or both)
                        were made under a single arrangement. If a Highly Compensated
                        Employee participates in two or more cash or deferred
                        arrangements that have different Plan Years, all cash or
                        deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section
                        401(k) of the Code.

                     2. In the event that this Plan satisfies the requirements of
                        Sections 401(k), 401(a)(4), or 410(b) of the Code only if
                        aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the
                        Code only if aggregated with this Plan, then this Section
                        11.401 shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same
                        Plan Year.

                     3. For purposes of determining the ADP of a Participant who is a 5% owner or one of the 10 most highly paid Highly
                        Compensated Employees, the Elective Deferrals (and Qualified
                        Nonelective Contributions or Qualified Matching Contributions,
                        or both, if treated as Elective Deferrals for purposes of the
                        ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified
                        Nonelective Contributions and Qualified Matching
                        Contributions, or both) and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code).
                        Family members, with respect to such Highly Compensated
                        Employees, shall be disregarded as separate Employees in
                        determining the ADP both for Participants who are not Highly
                        Compensated Employees and for Participants who are Highly
                        Compensated Employees.

                     4. For purposes of determining the ADP test, Elective
                        Deferrals, Qualified Nonelective Contributions and Qualified
                        Matching Contributions must be made before the last day of the
                        12 month period immediately following the Plan Year to which contributions relate.

                     5. The Employer shall maintain records sufficient to
                        demonstrate satisfaction of the ADP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                     6. The determination and treatment of the ADP amounts of any
                        Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                     7. If the Employer elects to take Qualified Matching
                        Contributions into account as Elective Deferrals for purposes of the ADP test, then (subject to such other requirements as may be prescribed by the Secretary of the Treasury) unless otherwise indicated in the Adoption Agreement, only the amount of such Qualified Matching Contributions that are needed to meet the ADP test shall be taken into account.

                     8. In the event that the Plan Administrator determines that it is not likely that the ADP test will be satisfied for a
                        particular Plan Year unless certain steps are taken prior to the end of such Plan Year, the Plan Administrator may require
                        Contributing Participants who are Highly Compensated Employees
                        to reduce their Elective Deferrals for such Plan Year in order to satisfy that requirement. Said reduction shall also be
                        required by the Plan Administrator in the event that the Plan
                        Administrator anticipates that the Employer will not be able to deduct all Employer Contributions from its income for
                        Federal income tax purposes.

     11.402    LIMITS ON NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

               A. Limits on Highly Compensated Employees - The Average
                  Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  1. The ACP for Participants who are Highly Compensated
                     Employees for the Plan Year shall not exceed the ACP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                  2. The ACP for Participants who are Highly Compensated
                     Employees for the Plan Year shall not exceed the ACP for
                     Participants who are not Highly Compensated Employees for the
                     same Plan Year multiplied by 2, provided that the ACP for the
                     Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are not Highly Compensated
                     Employees by more than 2 percentage points.

               B. Special Rules

                  1. Multiple Use - If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then, as elected in the
                     Adoption Agreement, the ACP or the ADP of those Highly
                     Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose
                     ACP (or ADP, if elected) is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated
                     Employee's Contribution Percentage Amounts (or ADP, if
                     elected) is reduced shall be treated as an Excess Aggregate
                     Contribution (or Excess Contribution, if elected). The ADP and
                     ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests.
                     Multiple use does not occur if the ADP and ACP of the Highly
                     Compensated Employees does not exceed 1.25 multiplied by the
                     ADP and ACP of the Participants who are not Highly Compensated
                     Employees.

                  2. For purposes of this Section 11.402, the Contribution
                     Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her Individual Account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                  3. In the event that this Plan satisfies the requirements of
                     Sections 401(m), 401(a)(4) or 410(b) of the Code only if
                     aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the
                     Code only if aggregated with this Plan, then this Section
                     shall be applied by determining the Contribution Percentage of
                     Employees as if all such plans were a single plan. For Plan
                     Years beginning after December 31, 1989, plans may be
                     aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

                  4. For purposes of determining the Contribution Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees, the Contribution Percentage
                     Amounts and Compensation of such Participant shall include the
                     Contribution Percentage Amounts and Compensation for the Plan
                     Year of family members, (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated
                     Employees, shall be disregarded as separate Employees in
                     determining the Contribution Percentage both for Participants who are not Highly Compensated Employees and for Participants
                     who are Highly Compensated Employees.

                  5. For purposes of determining the Contribution Percentage test, Nondeductible Employee Contributions are considered to have been made in the Plan Year in which contributed to the Fund. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12 month period beginning on the day after the close of the Plan Year.

                  6. The Employer shall maintain records sufficient to
                     demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  7. The determination and treatment of the Contribution
                     Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  8. If the Employer elects to take Qualified Nonelective
                     Contributions into account as Contribution Percentage Amounts for purposes of the ACP test, then (subject to such other requirements as may be prescribed by the Secretary of the Treasury) unless otherwise indicated in the Adoption Agreement, only the amount of such Qualified Nonelective Contributions that are needed to meet the ACP test shall be taken into account.

                  9. If the Employer elects to take Elective Deferrals into
                     account as Contribution Percentage Amounts for purposes of the
                     ACP test, then (subject to such other requirements as may be prescribed by the Secretary of the Treasury) unless otherwise indicated in the Adoption Agreement, only the amount of such
                     Elective Deferrals that are needed to meet the ACP test shall be taken into account.

        11.500    DISTRIBUTION PROVISIONS

        11.501    GENERAL RULE
                  Distributions from the Plan are subject to the provisions of
                  Section 6 and the provisions of this Section 11. In the event of a conflict between the provisions of Section 6 and Section 11, the provisions of Section 11 shall control.

        11.502    DISTRIBUTION REQUIREMENTS
                  Elective Deferrals, Qualified Nonelective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries' election, earlier than upon separation from service, death or disability.

                  Such amounts may also be distributed upon:

                  A. Termination of the Plan without the establishment of
                     another defined contribution plan, other than an employee
                     stock ownership plan (as defined in Section 4975(e) or Section
                     409 of the Code) or a simplified employee pension plan as
                     defined in Section 408(k).

                  B. The disposition by a corporation to an unrelated
                     corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

                  C. The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                  D. The attainment of age 59 1/2 in the case of a profit
                     sharing plan.

                  E. If the Employer has so elected in the Adoption Agreement, the hardship of the Participant as described in Section 11.503.

                     All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Section 401(a)(11) and 417 of the Code. In addition,
                     distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

        11.503    HARDSHIP DISTRIBUTION

                  A. General - If the Employer has so elected in the Adoption
                     Agreement, distribution of Elective Deferrals (and any
                     earnings credited to a Participant's account as of the end of the last Plan Year, ending before July 1, 1989) may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11)
                     and 417 of the Code.

                  B. Special Rules

                     1. The following are the only financial needs considered
                        immediate and heavy: expenses incurred or necessary for
                        medical care, described in Section 213(d) of the Code, of the
                        Employee, the Employee's spouse or dependents; the purchase
                        (excluding mortgage payments) of a principal residence for the
                        Employee; payment of tuition and related educational fees for the next 12 months of post-secondary education for the
                        Employee, the Employee's spouse, children or dependents; or
                        the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal
                        residence.

                     2. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                        a. The Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                        b. All plans maintained by the Employer provide that the
                           Employee's Elective Deferrals (and Nondeductible Employee
                           Contributions) will be suspended for 12 months after the
                           receipt of the hardship distribution;

                        c. The distribution is not in excess of the amount of an
                           immediate and heavy financial need (including amounts
                           necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the
                           distribution); and

                        d. All plans maintained by the Employer provide that the
                           Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under
                           Section 402(g) of the Code for such taxable year less the
                           amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

     11.504    DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

               A. General Rule - A Participant may assign to this Plan any
                  Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before the date specified in the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

                  Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Individual Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

               B. Determination of Income or Loss - Excess Elective Deferrals
                  shall be adjusted for any income or loss up to the date of distribution. The income of loss allocable to Excess Elective Deferrals is the sum of : (1) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Elective Deferrals for the year and the denominator is the Participant's Individual Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Elective Deferrals in the manner described in Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

     11.505    DISTRIBUTION OF EXCESS CONTRIBUTIONS

               A. General Rule - Notwithstanding any other provision of this
                  Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Individual Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each family member that is combined to determine the combined ADP.

                  Excess Contributions (including the amounts recharacterized) shall be treated as annual additions under the Plan.

               B. Determination of Income or Loss - Excess Contributions
                  shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to Participant's Elective Deferral account (and, if applicable, the Qualified Nonelective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Individual Account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Contributions in the manner described in
                  Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

               C. Accounting for Excess Contributions - Excess Contributions
                  shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     11.506    DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

               A. General Rule - Notwithstanding any other provision of this
                  Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

                  Excess Aggregate Contributions shall be treated as annual additions under the Plan.

               B. Determination of Income or Loss - Excess Aggregate
                  Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Nondeductible Employee Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Individual Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Aggregate Contributions in the manner described in Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

               C. Forfeitures of Excess Aggregate Contributions - Forfeitures
                  of Excess Aggregate Contributions may either be reallocated to the accounts of Contributing Participants who are not Highly Compensated Employees or applied to reduce Employer Contributions, as elected by the Employer in the Adoption Agreement.

               D. Accounting for Excess Aggregate Contributions - Excess
                  Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro rata basis from the Participant's Nondeductible Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant's Qualified Nonelective Contribution account or Elective Deferral account, or both).

        11.507    RECHARACTERIZATION

                  A Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Nondeductible Employee Contributions made by that Employee would exceed any stated limit under the Plan on Nondeductible Employee Contributions.

                  Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

        11.508    DISTRIBUTION OF ELECTIVE DEFERRALS IF EXCESS ANNUAL ADDITIONS

                  Notwithstanding any other provision of the Plan, a Participant's Elective Deferrals shall be distributed to him or her to the extent that the distribution will reduce an excess annual addition (as that term is described in Section
                  3.05 of the Plan).

        11.600    VESTING

        11.601    100% VESTING ON CERTAIN CONTRIBUTIONS
                  The Participant's accrued benefit derived from Elective Deferrals, Qualified Nonelective Contributions, Nondeductible Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Nonelective Contributions, Nondeductible Employee Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.

        11.602    FORFEITURES AND VESTING OF MATCHING CONTRIBUTIONS
                  Matching Contributions shall be Vested in accordance with the vesting schedule for Matching Contributions in the Adoption Agreement. In any event, Matching Contributions shall be fully Vested at Normal Retirement Age, upon the complete or partial termination of the profit sharing plan, or upon the complete discontinuance of Employer Contributions. Notwithstanding any other provisions of the Plan, Matching Contributions or Qualified Matching Contributions must be forfeited if the contributions to which they relate are Excess Elective Deferrals, Excess Contributions, Excess Aggregate Contributions or excess annual additions which are distributed pursuant to Section 11.508. Such Forfeitures shall be allocated in accordance with Section 3.01(C).

                  When a Participant incurs a Termination of Employment, whether a Forfeiture arises with respect to Matching Contributions shall be determined in accordance with Section 6.01(D).

Internal Revenue Service                              Department of the Treasury

Plan Description: Prototype Non-standardized Safe Harbor Profit Sharing Plan            COMPREHENSIVE
with CODA

FFN: 50339222705-006  Case: 9700133  EIN: 04-3111116              Washington, DC 20224

BPD: 05  Plan: 006 Letter Serial No: D366033a
                                                                  Person to Contact:  Ms. Arrington
         JOHN HANCOCK FUNDS, INC.
                                                                  Telephone Number:   (202) 622-8173
         101 HUNTINGTON AVENUE
                                                                  Refer Reply to:     CP:E:EPQ:ICU
         BOSTON, MA 02199
                                                                  Date:   03/04/97

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Coe. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose juriadiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

The form of the plan is a nonstandardized safe harbor plan that meets all the requirements of section 3 of Rev. Proc. 93-10, 1993-5 I.R.B. 13.

Because you submitted this plan for approval after March 31, 1991, the continued, interim and extended reliance provisions of section 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B. 780, are not applicable.

Because you submitted this plan after the letter of December 31, 1994, or the date that was 90 days after the date on which a favorable opinion letter was issued for your mass submitter's plan, it does not meet the requirements for the extension of the remedial amendment period provided by Rev. Proc. 95-12, 1995-3 I.R.B. 24.

This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by Uruguay Round Agreements Act, Pub.
L. 103-465

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                                      Sincerely yours,

                                      /s/ John Swieca
                                      ----------------------------------
                                      Chief, Employee Plans Technical Branch 1

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